MFS(R) INTERMEDIATE INCOME FUND
PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Intermediate Income Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet, by fax, or by telephone instead of completing and mailing the enclosed proxy card. All three methods are generally available 24 hours a day. If you vote via the internet or by telephone, your vote will be confirmed and posted immediately. If you choose to vote via the internet, by fax, or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:

     TO VOTE ON THE INTERNET
     1. Read the proxy statement.
     2. Go to www.proxyvote.com                 [graphic omitted]
        or the "Proxy voting" link
        on www.mfs.com.
     3. Enter the 12-digit control
        number on your proxy card.
     4. Follow the instructions on the site.

                              TO VOTE BY FAX
[graphic omitted]             1. Read the proxy statement.
                              2. Complete and sign the proxy card.
                              3. Fax the completed proxy card
                                 toll-free to 1-800-733-1885.

     TO VOTE BY TELEPHONE
     1. Read the proxy statement.
     2. Call toll-free 1-800-690-6903.          [graphic omitted]
     3. Enter the 12-digit control number
        on your proxy card.
     4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

Questions:

Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote. If you have any questions, please call SCC toll-free at 1-800-645-4519 any business day between 9 a.m.
and 11 p.m. Eastern time.

[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         MII-14R-3/00 9.5M

MFS(R) INTERMEDIATE INCOME FUND PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Intermediate Income Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:

     TO VOTE ON THE INTERNET
     1. Read the proxy statement.
     2. Go to www.proxyvote.com                   [graphic omitted]
        or the "Proxy voting" link
        on www.mfs.com.
     3. Enter the 12-digit control
        number on your proxy card.
     4. Follow the instructions on the site.

                                   TO VOTE BY TELEPHONE
                                   1. Read the proxy statement.
[graphic omitted]                  2. Call toll-free 1-800-690-6903.
                                   3. Enter the 12-digit control number
                                      on your proxy card.
                                   4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:

Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, SCC may call you to remind you to exercise your right to vote. If you have any questions, please call SCC toll-free at 1-800-645-4519 any business day between 9 a.m.
and 11 p.m. Eastern time.

[logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         MII-14S-3/00 4.5M

                                  [Logo] M F S
                             INVESTMENT MANAGEMENT

                           MFS INVESTMENT MANAGEMENT
             500 Boylston Street, Boston, Massachusetts 02116-3741
                                  617 954 5000

                                                  March 31, 2000

Dear Shareholder:

    I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Intermediate Income Fund (the "Intermediate Income Fund"). While you are, of course, welcome to join us at the Intermediate Income Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the internet.

    You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund which is very similar to the Intermediate Income Fund called MFS(R) Limited Maturity Fund (the "Limited Maturity Fund"). The Limited Maturity Fund seeks as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. In addition to having a similar investment objective the Limited Maturity Fund has lower operating expenses and is approximately twice as large as the Intermediate Income Fund.

    After careful consideration, the Intermediate Income Fund's Trustees have unanimously agreed that a tax free reorganization of the Intermediate Income Fund into the Limited Maturity Fund will offer you a similar investment objective and strategy with lower operating expenses. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction in question and answer format is included in the beginning of the Prospectus/Proxy Statement. I suggest you read both thoroughly before voting.

                         YOUR VOTE MAKES A DIFFERENCE

    No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at the Intermediate Income Fund's expense. For your convenience, we have provided a postage-paid envelope.

    If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-2606, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                        Sincerely,
                                    /s/ Jeffrey L. Shames
                                        Jeffrey L. Shames
                                        Chairman and President


                         We invented the mutual fund(R)

                         MFS INTERMEDIATE INCOME FUND
                       A SERIES OF MFS SERIES TRUST II

               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 18, 2000

A Special Meeting of Shareholders of MFS Intermediate Income Fund, a series of MFS Series Trust II, a Massachusetts business trust, will be held at the offices of the Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, May 18, 2000, at 10 a.m. for the following purposes:

    ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between MFS Series Trust II, a Massachusetts business trust, on behalf of MFS Intermediate Income Fund, a series of MFS Series Trust II (the "Intermediate Income Fund"), and MFS Series Trust IX, on behalf of MFS Limited Maturity Fund (the "Limited Maturity Fund"), providing for the transfer of all of the assets of the Intermediate Income Fund to the Limited Maturity Fund in exchange solely for shares of beneficial interest of the Limited Maturity Fund and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund, the distribution of the Limited Maturity Fund shares to the shareholders of the Intermediate Income Fund in liquidation of the Intermediate Income Fund and the termination of the Intermediate Income Fund.

    ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                 YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                           VOTE IN FAVOR OF ITEM 1.

Only shareholders of record on March 24, 2000 will be entitled to vote at the Meeting.

                                        By order of the Board of Trustees,
                                        Stephen E. Cavan, Secretary

March 31, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING,
SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                          PROSPECTUS/PROXY STATEMENT

                                MARCH 31, 2000

                         ACQUISITION OF THE ASSETS OF

                         MFS INTERMEDIATE INCOME FUND
                           A SERIES OF MFS TRUST II

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                       BY AND IN EXCHANGE FOR SHARES OF

                          MFS LIMITED MATURITY FUND
                           A SERIES OF MFS TRUST IX

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                            *    *    *    *    *

This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-2606, or call your financial advisor.

    This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Intermediate Income Fund (the "Intermediate Income Fund") into MFS Limited Maturity Fund (the "Limited Maturity Fund"). As a result of the proposed transaction, each Class A, Class B and Class I shareholder of the Intermediate Income Fund will receive a number of full and fractional Class A, Class B and Class I shares, respectively, of the Limited Maturity Fund equal in value at the date of the exchange to the total value of the shareholder's Intermediate Income Fund shares. Like the Intermediate Income Fund, the Limited Maturity Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Limited Maturity Fund and the Intermediate Income Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

    This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Limited Maturity Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated September 1, 1999, of the Limited Maturity Fund (the "Limited Maturity Fund Prospectus") and (ii) the Report of Independent Accountants and financial statements included in the Limited Maturity Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1999. The Limited Maturity Fund Prospectus and the Limited Maturity Fund's Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

    The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

        (i) the Prospectus, dated April 1, 1999, of the Intermediate Income
    Fund;

        (ii) the Statement of Additional Information of the Intermediate Income Fund, dated April 1, 1999;

        (iii) the Statement of Additional Information of the Limited Maturity Fund, dated September 1, 1999 as amended September 22, 1999;

        (iv) the Report of Independent Accountants and financial statements included in the Intermediate Income Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999;

        (v) the Limited Maturity Fund's Semiannual Report to Shareholders for the six month period ended October 31, 1999.

        (vi) a Statement of Additional Information, dated March 31, 2000, relating to the proposed reorganization.

    For a Free Copy of Any of the Above, Please Contact Us at our Toll-Free Number (1-800-225-2606).

    Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

    The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                            *    *    *    *    *

                              TABLE OF CONTENTS
                                                                          PAGE

Synopsis ................................................................    3
Risk Factors ............................................................   11
General .................................................................   13
Proposal Regarding Approval or Disapproval of Reorganization and
  Related Agreement and Plan of Reorganization ..........................   14
Background and Reasons for the Proposed Reorganization ..................   15
Information about the Reorganization ....................................   16
Voting Information ......................................................   20
Agreement and Plan of Reorganization ....................................  A-1
Enclosures
  Prospectus of the MFS Limited Maturity Fund, dated September 1, 1999
  Annual Report of the MFS Limited Maturity Fund, dated April 30, 1999

                                   SYNOPSIS

    The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1. WHAT IS BEING PROPOSED?
    The Trustees of the Funds are recommending that shareholders of the Intermediate Income Fund approve the reorganization of the Intermediate Income Fund into the Limited Maturity Fund. If approved by shareholders, all of the assets of the Intermediate Income Fund will be transferred to the Limited Maturity Fund in exchange for shares of the Limited Maturity Fund with a value equal to those assets net of liabilities and for the assumption by the Limited Maturity Fund of all of the stated liabilities of the Intermediate Income Fund. Immediately following the transfer, the Limited Maturity Fund shares received by the Intermediate Income Fund will be distributed to its shareholders, pro rata.

2. WHAT WILL HAPPEN TO MY SHARES OF THE INTERMEDIATE INCOME FUND AS A RESULT OF THE REORGANIZATION?
    Your shares of the Intermediate Income Fund will, in effect, be exchanged on a tax-free basis for shares of the Limited Maturity Fund with an equal total net asset value.

3. WHY ARE THE TRUSTEES PROPOSING THIS REORGANIZATION?
    As discussed in more detail below, the two Funds are similar in investment strategy and policy. The Trustees believe that combining the two similar Funds should result in lower expenses for fund shareholders without changing in any significant way the essential investment profile of the Funds. The Trustees also believe that the Limited Maturity Fund provides shareholders with the opportunity to invest in a fund with an investment objective substantially similar to that of the Intermediate Income Fund but with less expense, volatility and risk. In addition, the Limited Maturity Fund has grown in size in recent years while the Intermediate Income Fund has diminished in size. Therefore, the reorganization gives you the opportunity to become shareholders in a larger and growing fund.

4. WHAT ARE THE BENEFITS OF MERGING INTERMEDIATE INCOME FUND INTO THE LIMITED MATURITY FUND?
    The Limited Maturity Fund is more widely recognized in the mutual fund marketplace than your Fund, which has made it harder for your Fund to raise assets and reduce expenses. Your trustees believe this reorganization will allow you to continue investing for a high level of current income at a lower expense and with less volatility.

    The Limited Maturity Fund's asset base after the reorganization is projected to be $316 million. This is significantly larger than Intermediate Income Fund's pre-reorganization asset base of $111 million and should result in economies of scale leading to lower operating expenses than are incurred by your fund. Following the reorganization, annual expense ratios are projected to be 0.80% for Class A shareholders, down from 0.92% (after waivers), 1.62% down from 1.92% (after waivers) for Class B shareholders and 0.65% down from 0.92% (after waivers) for Class I shareholders. Expected lower expenses should help keep more of your money invested, which often helps bolster an investment's total return over time.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?
    The investment goals and policies of the two funds are similar. Each is an income oriented fund investing primarily in foreign and domestic corporate bonds, mortgage-backed and asset-backed securities and U.S. government and agency securities. The Intermediate Income Fund seeks to preserve capital and provide high current income. The Limited Maturity Fund seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. Protection of shareholders' capital is its secondary objective.

    Both Funds seek their objectives by investing, under normal market conditions, at least 65% of their assets in corporate bonds of U.S. and foreign issuers, mortgage-backed and asset-backed securities and U.S. government securities, which are debt securities issued or guaranteed by the U.S. government, by certain of its agencies, or by various instrumentalities established or sponsored by the U.S. government. In addition to these categories of investments the Intermediate Income Fund also invests in foreign government securities to meet this 65% requirement.

    The Intermediate Income Fund has broader flexibility than the Limited Maturity Fund. It can invest up to 10% of its total assets in securities rated below investment grade (i.e., "junk bonds") and may invest in non-dollar denominated foreign securities. The Intermediate Income Fund can also invest in a wider variety of derivatives. In addition, the Limited Maturity Fund is a diversified fund, whereas the Intermediate Income Fund is a non-diversified fund. This means that the Intermediate Income Fund can concentrate its assets in a small number of issuers. Because of these differences, approximately 8% of the Intermediate Income Fund's portfolio investments are not permitted under the Limited Maturity Fund's investment restrictions. These securities will be liquidated prior to the completion of the reorganization and may cause the Intermediate Income Fund to incur additional brokerage or tax costs.


    The Limited Maturity Fund invests in securities with remaining maturities of 5 years or less, while the Intermediate Income Fund invests in securities with remaining maturities of 10 years or less. The Intermediate Income Fund's current average portfolio maturity is approximately 3.0 years as compared to approximately 1.8 years for the Limited Maturity Fund. Fixed income securities with shorter maturities are generally less volatile and provide lower returns than fixed income securities with longer maturities. While the Limited Maturity Fund's investment strategy is more conservative, management believes that the shorter average maturity allows it more flexibility to react to market changes while still achieving a high level of current income.


    In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices which the Funds can employ. The risks associated with the principal investment techniques and practices of the Limited Maturity Fund are described below. Both principal and non-principal investment techniques and practices are described, together with their risks, in each Fund's Statement of Additional Information.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS         x PERMITTED         -- NOT PERMITTED
------------------------------------------------------------------------------------------------------------------------
                                                                                        LIMITED           INTERMEDIATE
                                                                                     MATURITY FUND         INCOME FUND
                                                                                     -------------         -----------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities ...................................................          x                    x
    Corporate Asset-Backed Securities ...........................................          x                    x
    Mortgage Pass-Through Securities ............................................          x                    x
    Stripped Mortgage-Backed Securities .........................................          x                    x
  Corporate Securities ..........................................................          x                    x
  Loans and Other Direct Indebtedness ...........................................         --                    x
  Lower Rated Bonds .............................................................         --                    x
  Municipal Bonds ...............................................................         --                   --
  Speculative Bonds .............................................................          x                    x
  U.S. Government Securities ....................................................          x                    x
  Variable and Floating Rate Obligations ........................................          x                    x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds ......................          x                    x
Equity Securities ...............................................................         --                   --
Foreign Securities Exposure
  Brady Bonds ...................................................................          x                    x
  Depositary Receipts ...........................................................         --                   --
  Dollar-Denominated Foreign Debt Securities ....................................          x                    x
  Emerging Markets ..............................................................          x                    x
  Foreign Securities ............................................................         --                    x
Forward Contracts ...............................................................         --                    x
Futures Contracts ...............................................................          x                    x
Indexed Securities/Structured Products ..........................................          x                    x
Inverse Floating Rate Obligations ...............................................         --                    x
Investment in Other Investment Companies
  Open-End Funds ................................................................          x                    x
  Closed-End Funds ..............................................................          x                    x
Lending of Portfolio Securities .................................................          x                    x
Leveraging Transactions
  Bank Borrowings ...............................................................         --*                  --*
  Mortgage "Dollar-Roll" Transactions ...........................................         --*                  --*
  Reverse Repurchase Agreements .................................................         --*                  --*
Options
  Options on Foreign Currencies .................................................         --                    x
  Options on Futures Contracts ..................................................          x                    x
  Options on Securities .........................................................          x                    x
  Options on Stock Indices ......................................................         --                    x
  Reset Options .................................................................         --                    x
  "Yield Curve" Options .........................................................         --                    x
Repurchase Agreements ...........................................................          x                    x
Restricted Securities ...........................................................          x                    x
Short Sales .....................................................................         --*                  --*
Short Sales Against the Box .....................................................         --                   --
Short Term Instruments ..........................................................          x                    x
Swaps and Related Derivative Instruments ........................................          x                    x
Temporary Borrowings ............................................................          x                    x
Temporary Defensive Positions ...................................................          x                    x
Warrants ........................................................................         --                   --
"When-Issued" Securities ........................................................          x                    x
------------
*May only be changed with shareholder approval.

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?
    As shown in the Annual Fund Operating Expense table below, in each Fund's most recent fiscal year the Limited Maturity Fund paid a management fee that is and, after giving effect to the reorganization will remain, 27% lower on a per share basis than that of the Intermediate Income Fund. Also as shown in the table, the Limited Maturity Fund's "other expenses" were 32% lower on a per share basis than those of the Intermediate Income Fund in each Fund's last fiscal year. The pro forma post-reorganization total operating expenses of the Limited Maturity Fund are also lower than those of the Intermediate Income Fund on a per share basis.

    The sales charges are the same for both Funds, except that the Limited Maturity Fund charges a lower initial sales charge for purchases of Class A shares. However, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. In addition, the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, are the same for both Funds. However, as indicated in the tables below, MFS is currently waiving or reducing some of these expenses for the Funds.

    The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that each of the Funds incurred in the 12 months ending October 31, 1999 and estimated expenses that MFS expects the combined Fund to incur in the first year following the reorganization.

                                                            CLASS A      CLASS B      CLASS C    CLASS I
                                                             SHARES       SHARES      SHARES      SHARES
                                                            -------      -------      -------    -------
Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)

    Intermediate Income Fund ............................    4.75%        None*         N/A        None

    Limited Maturity Fund ...............................    2.50%+       None*        None*       None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)

    Intermediate Income Fund ............................    None**      4.00%***       N/A        None

    Limited Maturity Fund ...............................    None**      4.00%***      1.00%       None
----------
*   Higher 12b-1 fees borne by Class B and Class C shares may cause long-term Class B and Class C shareholders to pay more than the total sales charges paid by class A shareholders.
**  A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.
*** 4.0% in the first year, declining to 1.0% in the sixth year, and eliminated thereafter.
+   No sales charge would be paid on shares of the Limited Maturity Fund issued in connection with this proposed reorganization.

                                             ANNUAL FUND OPERATING EXPENSES
                                      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                             FEE WAIVER
                                                                                               AND/OR
                    MANAGEMENT      DISTRIBUTION       OTHER        TOTAL ANNUAL FUND          EXPENSE           NET
                       FEES         (12B-1) FEES      EXPENSES      OPERATING EXPENSES      REIMBURSEMENT     EXPENSES
                    ----------      ------------      --------      ------------------      -------------     --------
INTERMEDIATE INCOME FUND
  Class A ......      0.70%            0.25%           0.37%              1.32%                -0.40%           0.92%
  Class B ......      0.70%            1.00%           0.37%              2.07%                -0.15%           1.92%
  Class I ......      0.70%            0.00%           0.37%              1.07%                -0.15%           0.92%

LIMITED MATURITY FUND
  Class A ......      0.40%            0.15%           0.32%              0.87%                 0.00%           0.87%
  Class B ......      0.40%            0.93%           0.32%              1.65%                 0.00%           1.65%
  Class C ......      0.40%            1.00%           0.32%              1.72%                 0.00%           1.72%
  Class I ......      0.40%            0.00%           0.32%              0.72%                 0.00%           0.72%

LIMITED MATURITY FUND
  (PRO FORMA COMBINED)
  Class A ......      0.40%            0.15%           0.25%              0.80%                 0.00%           0.80%
  Class B ......      0.40%            0.97%           0.25%              1.62%                 0.00%           1.62%
  Class C ......      0.40%            1.00%           0.25%              1.65%                 0.00%           1.65%
  Class I ......      0.40%            0.00%           0.25%              0.65%                 0.00%           0.65%

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that MFS expects the Limited Maturity Fund to incur in the first year following the reorganization. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain Fund expenses.

EXAMPLES
    These examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B and Class C shares, redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same, except that a Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the first year and the Fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above). The examples are hypothetical; your actual costs and returns may be higher or lower.


                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              ------     -------     -------     --------
INTERMEDIATE INCOME FUND
  Class A ................................................     $564        $836       $1,128      $1,956
  Class B+ ...............................................     $595        $934       $1,300      $2,196*
  Class B+ (no redemption) ...............................     $195        $634       $1,100      $2,196*
  Class I ................................................     $ 94        $325       $  576      $1,292

LIMITED MATURITY FUND
  Class A ................................................     $337        $521       $  720      $1,296
  Class B ................................................     $568        $820       $1,097      $1,746*
  Class B (no redemption) ................................     $168        $520       $  897      $1,746*
  Class C ................................................     $275        $542       $  933      $2,030
  Class C (no redemption) ................................     $175        $542       $  933      $2,030
  Class I ................................................     $ 74        $230       $  401      $  894

LIMITED MATURITY FUND
  (PRO FORMA COMBINED)
  Class A ................................................     $330        $499       $  683      $1,215
  Class B ................................................     $565        $811       $1,081      $1,702*
  Class B (no redemption) ................................     $165        $511       $  881      $1,702*
  Class C ................................................     $268        $520       $  897      $1,955
  Class C (no redemption) ................................     $168        $520       $  897      $1,955
  Class I ................................................     $ 66        $208       $  362      $  810

*   Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses)
    approximately eight years after purchase.
+   For purposes of determining the contingent deferred sales charge ("CDSC") applicable to Class B
    Reorganization Shares, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Intermediate Income Fund were originally acquired. See
    "Information about the Reorganization - Description of the Reorganization Shares."

7. HOW HAS THE LIMITED MATURITY FUND PERFORMED?
    Although past performance does not necessarily guarantee future results, the Limited Maturity Fund has been a steady performer over the years. As of October 31, 1999, the Fund's Class A shares have posted average annual total returns (at net asset value) of 3.13% over the past year, 4.59% over the past three years, 5.80% over the past five years and 5.51% for the life of the Fund.** As of October 31, 1999, the Fund's Class B shares have posted average annual total returns of 2.49% over the past year, 3.73% over the past three years, 4.95% over the past five years and 4.81% for the life of the Fund. As of October 31, 1999, the Fund's Class I shares have posted an average annual total return of 3.29% over the past year, 4.64% over the past three years, 5.84% over the past five years and 5.54% for the life of the Fund. The yield for Limited Maturity Fund shares for the 30-day period ended October 31, 1999 was 5.05% for Class A shares, 4.38% for Class B shares, 4.35% for Class C shares and 5.33% for Class I shares. Set forth below is total return information for the Class A shares of the two Funds for the one year periods ending on the dates stated:

------------
**"Life of the Fund" refers to the period from commencement of the Fund's investment operations on February 26, 1992 with the offering of Class A shares through October 31, 1999. Class B shares were first offered on September 7, 1993, and Class I shares on January 2, 1997. Class B and Class I share performance includes the performance of the Fund's Class A shares for periods prior to the offering of Class B and Class I shares. This blended performance has not been adjusted to take into account differences in Class specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A shares, this blended Class B share performance is higher than Class B share performance would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than Class A shares, this blended Class I share performance is lower than Class I share performance would have been had Class I shares been offered the entire period.

                         AVERAGE ANNUAL TOTAL RETURN (TOTAL INVESTMENT RETURN AT NAV)

                                                                      YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                     1999         1998         1997         1996         1995
                                                     ----         ----         ----         ----         ----
Limited Maturity Fund ...........................    2.94%        5.12%        5.37%        4.89%       11.64%
Intermediate Income Fund ........................   (0.91)%       5.63%        5.95%        4.89%       16.41%

    Of course the Funds' past performance is not an indication of future performance.

    To review the Limited Maturity Fund in more detail, please refer to the Limited Maturity Fund's prospectus and most recent annual report, both of which are enclosed.

8. WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS? Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. During its last fiscal year the Intermediate Income Fund had a portfolio turnover rate of 154% and the Limited Maturity Fund's portfolio turnover rate was 278%. The high turnover rate for each of the Funds is due to the short average duration of each fund's portfolio (3.0 years for the Intermediate Income Fund and 1.8 years for the Limited Maturity Fund). In addition, the Limited Maturity Fund's portfolio turnover rate during its last fiscal year was also adversely impacted by Fund investors engaged in market timing activity.

    While each Fund's short duration increases its portfolio turnover rate, it allows the Fund to react more quickly to market changes and has not resulted in capital gain distributions for either Fund.

9. WHO MANAGES THE LIMITED MATURITY FUND?
    James J. Calmas, a Vice President of MFS, manages the Limited Maturity Fund and is a co-manager of the Intermediate Income Fund with Stephen C. Bryant, a Senior Vice President of MFS. Mr. Calmas has been employed as a portfolio manager by MFS since 1988 and has managed the Limited Maturity Fund since January 1, 1998 and the Intermediate Income Fund since January 15, 1999.

10. HOW DO I VOTE?
    Shareholders can vote in any of the following ways:

o by proxy: by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided; or

o by telephone: by calling the toll-free number listed on your proxy card, entering the twelve digit control number on your proxy card and following the recorded instructions; or

o by internet: by going to www.proxyvote.com or clicking on the "Proxy voting" link on www.mfs.com, entering the 12 digit control number on your proxy card and following the instructions on the site.

    If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 10 a.m. on Thursday, May 18, 2000 at our 500 Boylston Street headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.

11. HOW WILL THE REORGANIZATION HAPPEN?
    If the reorganization is approved, your Intermediate Income Fund shares will be converted to Limited Maturity Fund shares, using the Funds' net asset value share prices, excluding sales charges, as of the close of trading on May 19, 2000. This conversion will not affect the total dollar value of your investment.

12. WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?
    Although any taxable dividends and capital gains will be paid prior to the reorganization, the reorganization itself is a non-taxable event and does not need to be reported on your 2000 tax return.

13. WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?
    After the reorganization you will continue to receive distributions of any net investment income once a month and any net realized capital gains at least once a year. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Intermediate Income Fund. Of course, the amount of these distributions will reflect the investment performance of the Limited Maturity Fund.

    The Limited Maturity Fund will not permit any Intermediate Income Fund shareholder holding certificates for Intermediate Income Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Intermediate Income Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

    If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Reorganization Shares, the Limited Maturity Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Intermediate Income Fund shares in cash.

14. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?
    No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

    Both Funds currently offer Class A, B and I shares. In addition, the Limited Maturity Fund also offers Class C shares. Shares of both Funds may be purchased through investment dealers that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Class I shares are only available to certain institutional investors. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

    Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer.

    Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

15. HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?
    If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates if you have any. If the reorganization is not approved, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the Intermediate Income Fund.

16. WILL THE NUMBER OF SHARES I OWN CHANGE?
    Yes, but the total value of the shares of the Limited Maturity Fund you receive will equal the total value of the shares of the Intermediate Income Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder's holdings will not change as a result of the reorganization.

                                 RISK FACTORS

    WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE LIMITED MATURITY FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE INTERMEDIATE INCOME FUND?

    Because the Funds share similar goals and policies, the risks of an investment in the Limited Maturity Fund are similar to the risks of an investment in the Intermediate Income Fund. A more detailed description of certain risks associated with an investment in the Limited Maturity Fund is contained in the Limited Maturity Fund Prospectus.

    Although the two Funds' investment policies and risks are similar they are not identical. The Limited Maturity Fund's investment policies are more restrictive than those of the Intermediate Income Fund. Although both can invest in foreign issuers, the Limited Maturity Fund is limited to investing in U.S. dollar denominated securities of foreign issuers while the Intermediate Income Fund may invest in securities denominated in other currencies. The Intermediate Income Fund can also invest in a wider variety of derivatives. In addition, the Intermediate Income Fund is a non-diversified mutual fund, meaning that it can concentrate its assets in a small number of issuers, and may also invest up to 10% of its assets in non-investment grade securities (commonly referred to as "junk bonds"). Because the Intermediate Income Fund is concentrated and invests in junk bonds, foreign denominated securities and additional types of derivatives that have additional risks, the Trustees and MFS believe that as a general matter, the Intermediate Income Fund may involve more risk than a diversified fund that is not permitted to invest in these instruments such as the Limited Maturity Fund. However, junk bonds will generally have higher yields, and the diversification that they and the currency exposure provide may reduce overall risk at times when the dollar weakens or the investment grade securities markets are declining. Thus, although the Limited Maturity Fund's overall portfolio risk may generally be lower and its return less volatile, its yield and total return may also be lower.


    The following is a list of the principal risks of investing in the Limited Maturity Fund and, where applicable, how certain of these risks compare with those of the Intermediate Income Fund:


o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Funds' portfolios will generally rise.

o Maturity Risk: As mentioned above, the Limited Maturity Fund invests in and generally focuses on securities with remaining maturities of 5 years or less whereas the Intermediate Income Fund generally focuses on securities with remaining maturities of 10 years or less. Fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Funds' fixed income investments will affect the volatility of the Funds' share price.

o Allocation Risk: Like the Intermediate Income Fund, the Limited Maturity Fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS as the Fund's investment adviser. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

o Liquidity Risk: The fixed income securities purchased by the Funds may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Funds' performance.

o  Mortgage and Asset-Backed Securities:

    |> Maturity Risk:

           Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage- backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

           When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Funds' mortgage-backed securities will result in an unforeseen loss of interest income to the Funds as the Funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage- backed securities does not increase as much as other fixed income securities when interest rates fall.

           When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

           Collateralized Mortgage Obligations: The Funds may invest in mortgage- backed securities called collateralized mortgage obligations
       (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

           Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

    |> Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

o Foreign Markets Risk: While the Limited Maturity Fund does not invest in foreign denominated securities and therefore does not have the currency risk that the Intermediate Income Fund has, it may invest in U.S. dollar denominated foreign debt securities. Investments in securities of foreign issuers involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       Foreign markets may be less liquid and more volatile than U.S. markets.

o Active or Frequent Trading Risk: Like the Intermediate Income Fund, the Limited Maturity Fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

o Diversification Risk: Unlike the Intermediate Income Fund, the Limited Maturity Fund is a diversified Fund meaning that it cannot concentrate as high a percentage of its assets in a small number of issuers as the Intermediate Income Fund has the ability to do. This decreases the Fund's volatility but may also reduce its potential for higher yields and total return.

    As with any mutual fund, you could lose money on your investment in the Limited Maturity Fund.

    An investment in the Limited Maturity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    Other investments. In addition to the Limited Maturity Fund's main investment strategies of investing in corporate bonds of foreign and domestic corporations, mortgage-backed and asset-backed securities and U.S. government securities, each with limited maturities (i.e., remaining maturities of five years or less), the Fund may also buy and sell other types of investments, as indicated by the chart comparing the investment techniques of the Limited Maturity Fund with those of the Intermediate Income Fund (see "Synopsis, question 5" above). The risks associated with the principal investment techniques and practices used by the Limited Maturity Fund are summarized above. The non-principal investment techniques which the Limited Maturity Fund is permitted to engage in are described, together with their risks, in the Limited Maturity Fund's Statement of Additional Information.

                                   GENERAL

    This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Intermediate Income Fund into the Limited Maturity Fund and the solicitation of proxies by and on behalf of the Trustees of the Intermediate Income Fund for use at the Meeting of Shareholders. The Meeting is to be held on Thursday, May 18, 2000 at 10 a.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 1, 2000.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Intermediate Income Fund's Secretary at the principal office of the Intermediate Income Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Intermediate Income Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Intermediate Income Fund by the transfer of all of its assets to the Limited Maturity Fund in exchange for the Reorganization Shares and the assumption by the Limited Maturity Fund of all of the stated liabilities of the Intermediate Income Fund.

    As of December 31, 1999, there were 13,357,449 shares of beneficial interest of the Intermediate Income Fund outstanding. Only shareholders of record on March 24, 2000 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

    The Trustees of the Intermediate Income Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trusts' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF REORGANIZATION TRANSACTION AND RELATED AGREEMENT AND PLAN OF REORGANIZATION

    The shareholders of the Intermediate Income Fund are being asked to approve or disapprove a reorganization between the Intermediate Income Fund and the Limited Maturity Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of February 17, 2000 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

    The reorganization is structured as a transfer of all of the assets of the Intermediate Income Fund to the Limited Maturity Fund in exchange for the assumption by the Limited Maturity Fund of all of the stated liabilities of the Intermediate Income Fund and for that number of the Class A, Class B and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Limited Maturity Fund, all as more fully described below under "Information about the Reorganization."

    After receipt of the Reorganization Shares, the Intermediate Income Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders and the Class I Reorganization Shares to its Class I shareholders, in proportion to their existing shareholdings in complete liquidation of the Intermediate Income Fund, and the legal existence of the Intermediate Income Fund as a separate series of MFS Series Trust II, a Massachusetts business trust, under Massachusetts law will be terminated. Each shareholder of the Intermediate Income Fund will receive a number of full and fractional Class A, Class B, or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Intermediate Income Fund shares of the same class.

    Prior to the date of the transfer (the "Exchange Date"), the Intermediate Income Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

    The Trustees of the Intermediate Income Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Intermediate Income Fund. The reorganization does not require the approval of the shareholders of the Limited Maturity Fund.

    In the event that this proposal is not approved by the shareholders of the Intermediate Income Fund, you will continue to own your Intermediate Income Fund shares and the Intermediate Income Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

            BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

    The Board of Trustees of each Fund, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund's shareholders, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders. The Limited Maturity Fund and the Intermediate Income Fund have separate Boards of Trustees.

    The proposal is the result of a review by the Funds' investment manager, Massachusetts Financial Services Company ("MFS"), of the investment strategies and position of MFS' fixed income funds. As discussed above, while not identical, the Limited Maturity Fund and the Intermediate Income Fund have similar investment policies, each investing a significant portion of their assets in foreign and domestic corporate bonds, mortgage-backed and asset-backed securities and U.S. government and agency securities.

    In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees of the Intermediate Income Fund believes that the proposed reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

    1. The combined Fund offers economies of scale that are expected to lead to lower expenses than either of the existing Funds (see "Synopsis, question 6" for a discussion of expenses);

    2. Because the Limited Maturity Fund does not invest in junk bonds or foreign denominated securities it has a lower risk profile and is less volatile than the Intermediate Income Fund. The Trustees noted that because of this higher risk profile the Intermediate Income Fund has the potential for higher yields and total return than the Limited Maturity Fund. However, despite this potential, the Trustees noted that the two Funds' performance has been fairly comparable over recent years and that the Limited Maturity Fund's performance exceeded that of the Intermediate Income Fund for the most recent calendar year (see "Synopsis, question 7" for a discussion of performance). However, in 1997 and 1998 the Intermediate Income Fund's performance was modestly better than that of the Limited Maturity Fund. While past performance cannot predict future results, the Trustees believe that the Limited Maturity Fund can achieve its objective of high current income with less volatility than the Intermediate Income Fund;

    3. The increase in assets will allow the combined Fund greater diversification and therefore may contribute to further reducing the Limited Maturity Fund's volatility;

    4. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Intermediate Income Fund or its shareholders for federal income tax purposes as a result of transactions included in the reorganization; and

    5. The Board also took into consideration that absent the reorganization, the Limited Maturity Fund will continue to compete for investor funds with the Intermediate Income Fund and that it appeared unlikely that the Intermediate Income Fund would experience a material growth in assets in the future. The reorganization should allow for more concentrated selling efforts to the benefit of both the Intermediate Income Fund and the Limited Maturity Fund shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales channels.

    The Board of Trustees of the Limited Maturity Fund considered that the reorganization presents an excellent opportunity for the Limited Maturity Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered the expenses that the Limited Maturity Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Limited Maturity Fund would realize as a result of the transaction. The Trustees believe that the Limited Maturity Fund shareholders will also benefit from improved diversification and lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.

    The Boards of Trustees of both Funds also considered that MFS and the Funds' distributor, MFD, will benefit from the reorganization. For example, MFS might realize timesavings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The Trustees believe, however, that these savings will not amount to a significant economic benefit to MFS and in any event, will not offset the management fee revenue loss resulting to MFS from the reorganization.

    Based on their review and MFS' advice, the Board of Trustees of each Fund have unanimously approved the proposal.

     Exchange without recognition of gain or loss for federal income tax purposes. If an Intermediate Income Fund shareholder were to redeem his or her shares to invest in another fund, like the Limited Maturity Fund, gain or loss would be recognized by that shareholder for federal income tax purposes. Also, if the Intermediate Income Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Intermediate Income Fund's shareholders to exchange their investment for an investment in the Limited Maturity Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Limited Maturity Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                     INFORMATION ABOUT THE REORGANIZATION

     Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization. The Agreement provides that the Limited Maturity Fund will acquire all of the assets of the Intermediate Income Fund in exchange for the assumption by the Limited Maturity Fund of all of the stated liabilities of the Intermediate Income Fund and for the issuance of Class A, Class B and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the Funds' shares are valued for determining net asset value for the reorganization (4:00 p.m. Boston time on May 19, 2000 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Prospectus/Proxy Statement.

    The Intermediate Income Fund will sell all of its assets to the Limited Maturity Fund, and in exchange, the Limited Maturity Fund will assume all of the stated liabilities of the Intermediate Income Fund and deliver to the Intermediate Income Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Intermediate Income Fund attributable to its Class A shares, less the value of the liabilities of the Intermediate Income Fund assumed by the Limited Maturity Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Income Fund attributable to its Class B shares, less the value of the liabilities of the Intermediate Income Fund assumed by the Limited Maturity Fund attributable to such Class B shares, and (iii) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Income Fund attributable to its Class I shares, less the value of the liabilities of the Intermediate Income Fund assumed by the Limited Maturity Fund attributable to such Class I Shares.

    Immediately following the Exchange Date, the Intermediate Income Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Intermediate Income Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Intermediate Income Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Intermediate Income Fund and Class I Reorganization Shares being distributed to holders of Class I shares of the Intermediate Income Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class I shares of the Intermediate Income Fund will receive a number of Class A, Class B and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class I shares, respectively, of the Intermediate Income Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Limited Maturity Fund in the name of such Intermediate Income Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.

    The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

    The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Limited Maturity Fund and the Intermediate Income Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

    The fees and expenses for the transaction are estimated to be $80,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

    Description of the Reorganization Shares. Reorganization Shares will be issued to the Intermediate Income Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B and Class I shares of the Limited Maturity Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Intermediate Income Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares of the Limited Maturity Fund generally are not subject to redemption fees, but such shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares although payment of 0.10% of the Class A service fee and the 0.10% per annum Class A distribution fee is currently not being imposed. Class B shares of the Limited Maturity Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Intermediate Income Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Intermediate Income Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. Class I shares, which are only available to certain institutional investors, have no sales charges or Rule 12b-1 fees.

    Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of MFS Series Trust IX, of which the Limited Maturity Fund is a series, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Limited Maturity Fund's shares are currently divided into four classes -- Class A, Class B, Class C and Class I shares. Because the Intermediate Income Fund does not have Class C shares, no Class C shares of the Limited Maturity Fund will be issued as a result of this transaction.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Limited Maturity Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Limited Maturity Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Limited Maturity Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Limited Maturity Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Limited Maturity Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Intermediate Income Fund are currently subject to this same risk of shareholder liability.

    Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, the Intermediate Income Fund and the Limited Maturity Fund will receive an opinion from Bingham Dana LLP, counsel to the Funds (which opinion would be based on certain factual representations and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code as now in effect (the "Code"), and the regulations, rulings, and interpretations thereof in force as of the date of the opinion, for federal income tax purposes:

        (a) The acquisition by the Limited Maturity Fund of all of the assets of the Intermediate Income Fund, solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities, followed by the distribution by the Intermediate Income Fund of the Reorganization Shares in complete liquidation to the shareholders of the Intermediate Income Fund in exchange for their Intermediate Income Fund shares of beneficial interest and the termination of the Intermediate Income Fund pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Intermediate Income Fund and the Limited Maturity Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Intermediate Income Fund upon the transfer of all of its assets to the Limited Maturity Fund solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities or upon the distribution to the Intermediate Income Fund shareholders of such Reorganization Shares pursuant to the Agreement;

        (c) No gain or loss will be recognized by the Limited Maturity Fund upon the receipt of the assets of the Intermediate Income Fund solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities;

        (d) The basis of the assets of the Intermediate Income Fund acquired by the Limited Maturity Fund will be, in each instance, the same as the basis of those assets in the hands of the Intermediate Income Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Intermediate Income Fund in the hands of the Limited Maturity Fund will include, in each instance, the holding period of such assets in the hands of the Intermediate Income Fund;

        (f) The shareholders of the Intermediate Income Fund will not recognize gain or loss upon the exchange of all of their Intermediate Income Fund shares of beneficial interest solely for Reorganization Shares as part of the transaction;

        (g) The basis of the Reorganization Shares to be received by each Intermediate Income Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the Intermediate Income Fund shares of beneficial interest surrendered by such shareholder in exchange therefor; and

        (h) The holding period of the Reorganization Shares to be received by each Intermediate Income Fund shareholder will include, in each instance, the holding period of the Intermediate Income Fund shares of beneficial interest surrendered by such shareholder in exchange therefor, provided the Intermediate Income Fund shares were held by such shareholder as capital assets on the date of the exchange.

    Additional Tax Considerations. As of November 30, 1999, the Intermediate Income Fund had capital loss carryovers of approximately $9,259,081 which expire as follows: November 30, 2002 -- $4,226,362; November 30, 2005 -- $1,473,779; November 30, 2006 -- $1,217,310; and November 30, 2007 --
$2,341,630. Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

    If the reorganization occurs, the Limited Maturity Fund will be able to use the Intermediate Income Fund's capital loss carryovers to offset future realized capital gains, subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

    Capitalization. The following table shows the capitalization of the Funds as of October 31, 1999, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                                                           LIMITED            INTERMEDIATE           PRO FORMA
(UNAUDITED)                                                             MATURITY FUND          INCOME FUND           COMBINED
-----------                                                             -------------         ------------           --------
Net assets (000's omitted)
    Class A ....................................................         $125,188,899          $46,874,639         $172,063,538
    Class B ....................................................           53,601,625           64,067,502          117,669,127
    Class C ....................................................           24,621,846                 N/A            24,621,846
    Class I ....................................................            1,650,047               13,185            1,663,232

Shares outstanding (000's omitted)
    Class A ....................................................           18,521,966            5,961,104           25,456,084*
    Class B ....................................................            7,958,531            8,120,995           17,464,095*
    Class C ....................................................            3,645,129                 N/A             3,645,129
    Class I ....................................................              244,719                1,673              246,675*

Net asset value per share
    Class A ....................................................            $6.76                $7.86                $6.76
    Class B ....................................................             6.74                 7.89                 6.74
    Class C ....................................................             6.75                 N/A                  6.75
    Class I ....................................................             6.74                 7.88                 6.74
----------
*  If the Reorganization had taken place on October 31, 1999, the Intermediate Income Fund would have received 6,934,118,
   9,505,564 and 1,956 Class A, B and I shares, respectively, of the Limited Maturity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS
   Intermediate Income Fund will receive on the Closing Date. The foregoing is merely an example of what the Intermediate
   Income Fund would have received and distributed had the reorganization been consummated on October 31, 1999, and should not be relied upon to reflect the amount that will actually be received on or after the Closing Date.

    Unaudited pro forma combined financial statements of the Funds as of October 31, 1999 and for the twelve month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Limited Maturity Fund will be the surviving Fund following the reorganization and because the Limited Maturity Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Intermediate Income Fund to the Limited Maturity Fund as contemplated by the Agreement.

    THE TRUSTEES OF THE INTERMEDIATE INCOME FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.

                              VOTING INFORMATION

    The Limited Maturity Fund will not permit any Intermediate Income Fund Shareholder holding certificates for Intermediate Income Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the merger ("Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Intermediate Income Fund shares have been surrendered, or, in the case of lost certificates, an adequate surety bond has been posted.

     Required Vote. Proxies are being solicited from the Intermediate Income Fund's shareholders by its Trustees for the Special Meeting of Shareholders to be held on Thursday, May 18, 2000 at 10:00 a.m. (the "Meeting"), at 500 Boylston St., 24th floor, Boston, Massachusetts, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement and Plan of Reorganization. The transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Intermediate Income Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

     Record Date, Quorum and Method of Tabulation. Shareholders of record of the Intermediate Income Fund at the close of business on March 24, 2000 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the Intermediate Income Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.

     Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Intermediate Income Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

    As of January 31, 2000, the officers and Trustees of the Intermediate Income Fund as a group beneficially owned less than 1% of the outstanding shares of the Intermediate Income Fund. To the best of the knowledge of the Intermediate Income Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the Intermediate Income Fund's outstanding shares:

CLASS                                  SHAREHOLDER NAME AND ADDRESS              PERCENTAGE OWNED
-----                                  ----------------------------              ----------------
B                              MLPF&S for the sole benefit of                          5.39%
                                 its customers
                               Attn: Fund Administration 974N1
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484

    The votes of the shareholders of the Limited Maturity Fund are not being solicited, because their approval or consent is not necessary for this transaction. As of January 31, 2000, the officers and Trustees of the Limited Maturity Fund as a group beneficially owned less than 1% of the outstanding shares of the Limited Maturity Fund. To the best of the knowledge of the Limited Maturity Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Limited Maturity
Fund:

CLASS                                  SHAREHOLDER NAME AND ADDRESS              PERCENTAGE OWNED
-----                                  ----------------------------              ----------------
B                              MLPF&S for the sole benefit of                         11.48%
                                 its customers
                               Attn: Fund Administration 97CE8
                               4800 Deer Lake Dr. East 3rd FL
                               Jacksonville, FL 32246-6484

C                              MLPF&S for the sole benefit of                          7.68%
                                 its customers
                               Attn: Fund Administration 97JT7
                               4800 Deer Lake Dr. 3rd FL
                               Jacksonville, FL 32246-6484

I                              TRS MFS DEF Contribution Plan                          99.99%
                               c/o Mark Leary
                               Mass Financial Services
                               500 Boylston Street
                               Boston, MA 02116-3740

    Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Fund Distributors Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Intermediate Income Fund has retained at its own expense Shareholder Communications Corporation to aid in the solicitation of instructions for nominee and registered accounts for a fee of $5,000, plus reasonable out-of-pocket expenses for mailing and phone costs. The Intermediate Income Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders may be called at the phone number MFS has in its records for their accounts, and would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

    Depending on how you own your shares you may also be able to vote by signing and faxing the completed proxy card toll-free to the fax number included on your proxy card.

    Shareholders have the opportunity to vote via the Internet by utilizing a program provided through ADP Investor Communication Services ("ADP"). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the 12-digit "control" number that appears with your proxy materials. To vote via the Internet, please access ADP on the World Wide Web at www.proxyvote.com, or click on the "proxy voting" link on the MFS website at www.mfs.com. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

    Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.

    Revocation of Proxies. Proxies, including proxies given by telephone, facsimile or via the internet may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Intermediate Income Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

    Shareholder Proposals. The Intermediate Income Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Intermediate Income Fund, c/o Stephen E. Cavan, Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees of Intermediate Income Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Intermediate Income Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

    Adjournment. If sufficent votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Intermediate Income Fund pays the costs of any additional solicitation and of any adjourned session.

                                MISCELLANEOUS

INDEPENDENT ACCOUNTANTS
    The audited financial statements of Intermediate Income Fund and Limited Maturity Fund for the fiscal periods ended November 30, 1999 and April 30, 1999, respectively, included in the Statements of Additional Information, have been audited by Deloitte & Touche LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended November 30, 1999 and April 30, 1999, respectively. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. The unaudited financial statements of Limited Maturity Fund for the six months ended October 31, 1999 are included in the Statement of Additional Information.

AVAILABLE INFORMATION
     The Intermediate Income Fund and the Limited Maturity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS
    Management of Intermediate Income Fund knows of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
    Please advise the Intermediate Income Fund, in care of MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

March 31, 2000

MFS INTERMEDIATE INCOME FUND, a series of
MFS SERIES TRUST II
500 Boylston Street
Boston, MA 02116

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 17th day of February, 2000, by and between the MFS Series Trust II, a Massachusetts business trust ("Trust II"), on behalf of MFS Intermediate Income Fund, a series thereof (the "Intermediate Income Fund"), and MFS Series Trust IX, a Massachusetts business trust ("Trust IX"), on behalf of MFS Limited Maturity Fund, a series thereof (the "Limited Maturity Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of all of the assets of the Intermediate Income Fund to the Limited Maturity Fund in exchange solely for the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund and the issuance to the Intermediate Income Fund of shares of beneficial interest of the Limited Maturity Fund (the "Reorganization Shares"), (ii) the distribution, promptly after the Closing Date hereinafter referred to, of the Reorganization Shares to the shareholders of the Intermediate Income Fund in liquidation of the Intermediate Income Fund as provided herein, and (iii) the termination of the Intermediate Income Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

    All representations, warranties, covenants and obligations of the Limited Maturity Fund and the Intermediate Income Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust IX and Trust II, respectively, acting on behalf of the Limited Maturity Fund and the Intermediate Income Fund, respectively, and all rights and benefits created hereunder in favor of the Limited Maturity Fund and the Intermediate Income Fund shall inure to Trust IX and Trust II, respectively, and shall be enforceable by Trust IX and Trust II, respectively, acting on behalf of the Limited Maturity Fund and the Intermediate Income Fund, respectively.

    In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE INTERMEDIATE INCOME FUND IN EXCHANGE FOR THE REORGANIZATION SHARES AND LIQUIDATION OF THE INTERMEDIATE INCOME FUND

    1.1 The Intermediate Income Fund will transfer its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets) as set forth in the statement of assets and liabilities as of the Valuation Date (as defined in paragraph 1.4 hereof) delivered by Trust II to Trust IX pursuant to paragraph 7.2 hereof (the "Statement of Assets and Liabilities") to the Limited Maturity Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (a) the assumption by the Limited Maturity Fund of all of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities and (b) the issuance and delivery by the Limited Maturity Fund to the Intermediate Income Fund, for distribution in accordance with paragraph 1.4 hereof pro rata to the Intermediate Income Fund shareholders as of the close of business on the Valuation Date, of a number of the Reorganization Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), of the Intermediate Income Fund so transferred, assigned and delivered, all determined as provided in paragraph 2 and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). All computations for the Intermediate Income Fund shall be provided by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Intermediate Income Fund, and all computations for the Limited Maturity Fund shall be provided by the Custodian, as custodian and pricing agent for the Limited Maturity Fund. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

    1.2 The Intermediate Income Fund has provided the Limited Maturity Fund with a list of the current securities holdings of the Intermediate Income Fund as of the date of execution of this Agreement. The Intermediate Income Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.6 hereof) but will not, without the prior approval of the Limited Maturity Fund, acquire any additional securities other than securities of the type in which the Limited Maturity Fund is permitted to invest.

    1.3 Except to the extent that another party has agreed to bear certain expenses in connection with the transactions contemplated by this Agreement, Trust IX and Trust II shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

    1.4 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Intermediate Income Fund will liquidate and distribute pro rata to shareholders of record ("Intermediate Income Fund shareholders"), determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"), the Reorganization Shares received by the Intermediate Income Fund pursuant to paragraph 1.1 in actual or constructive exchange for the shares of the Intermediate Income Fund held by the Intermediate Income Fund shareholders. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Intermediate Income Fund on the books of the Limited Maturity Fund, to open accounts on the share records of the Limited Maturity Fund in the names of the Intermediate Income Fund shareholders and representing the respective pro rata number of the Reorganization Shares due such shareholders. The Limited Maturity Fund will not issue share certificates representing the Reorganization Shares in connection with such exchange, except in connection with pledges and assignments and in certain other limited circumstances.

    1.5 Intermediate Income Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Intermediate Income Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Intermediate Income Fund may require (collectively, an "Affidavit"), to the Intermediate Income Fund prior to the Closing Date. Any Intermediate Income Fund certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Intermediate Income Fund and shall not evidence ownership of the Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Limited Maturity Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to the holders of such certificate(s) shall be paid to the holder of such certificate(s), but such shareholder may not redeem or transfer the Reorganization Shares received in the Reorganization.

    1.6 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Reorganization Shares on the books of the Intermediate Income Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

    1.7 The Intermediate Income Fund Series shall be terminated promptly following the Liquidation Date.

2. VALUATION
    2.1 The net asset value of the Reorganization Shares and the net value of the assets of the Intermediate Income Fund to be transferred shall in each case be determined as of the close of business on the Valuation Date. The net asset value of the Reorganization Shares shall be computed by the Custodian in the manner set forth in Trust IX's Amended and Restated Declaration of Trust ("Trust IX's Declaration of Trust") or By-laws and the Limited Maturity Fund's then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Intermediate Income Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Intermediate Income Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Limited Maturity Fund, said assets and liabilities to be valued in the manner set forth in Trust II's Amended and Restated Declaration of Trust ("Trust II's Declaration of Trust") or By-laws and the Intermediate Income Fund's then current prospectus and statement of additional information.

    2.2 The number of Reorganization Shares to be issued (including fractional shares, if any) in exchange for the Intermediate Income Fund's assets shall be determined by dividing the net value of the Intermediate Income Fund assets by the net asset value per Reorganization Share, both as determined in accordance with paragraph 2.1.

    2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Limited Maturity Fund and the Intermediate Income Fund, as applicable.

3. CLOSING AND CLOSING DATE
    3.1 The Closing Date shall be as soon as practicable after the reorganization described above is approved by shareholders of the Intermediate Income Fund, but in no event later than July 31, 2000. The Closing shall be held at 10:00 a.m., Boston time, at the offices of the Limited Maturity Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

    3.2 Portfolio securities shall be delivered by the Intermediate Income Fund to the Custodian for the account of the Limited Maturity Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check in Boston funds or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Limited Maturity Fund" or in the name of any successor organization.

    3.3 In the event that on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the assets of the Limited Maturity Fund or the Intermediate Income Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before July 31, 2000, this Agreement may be terminated by the Limited Maturity Fund or the Intermediate Income Fund upon the giving of written notice to the other party.

    3.4 The Intermediate Income Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Intermediate Income Fund shareholders and the number of outstanding shares of beneficial interest of the Intermediate Income Fund owned by each such shareholder, all as of the close of business on the Valuation Date (the "Shareholder List"). The Limited Maturity Fund shall issue and deliver to the Intermediate Income Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Intermediate Income Fund that such Reorganization Shares have been credited to the Intermediate Income Fund's account on the books of the Limited Maturity Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES
    4.1 Trust II and the Intermediate Income Fund represent and warrant to Trust IX and the Limited Maturity Fund as follows:

        (a) Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Intermediate Income Fund, to carry out the Agreement. Neither Trust II nor the Intermediate Income Fund is required to qualify to do business in any other jurisdiction. The Agreement has been duly authorized by Trust II, subject to the approval of the shareholders of the Intermediate Income Fund. Trust II has all necessary federal, state and local authorizations to own all of the properties and assets of Trust II and to carry on its business as now being conducted;

        (b) Trust II is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

        (c) Trust II is not, and the execution, delivery and performance of this Agreement by Trust II will not result, in violation of any provision of the Declaration of Trust or By-Laws of Trust II or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II is a party or by which Trust II or the Intermediate Income Fund is bound;

        (d) Trust II has no material contracts or other commitments (other than this Agreement) which will not be terminated without liability to the Intermediate Income Fund at or prior to the Closing Date;

        (e) Except as otherwise disclosed in writing to and accepted by the Limited Maturity Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Intermediate Income Fund or any of its properties or assets. Trust II knows of no facts which might form the basis for the institution of such proceedings, and Trust II is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Intermediate Income Fund as of November 30, 1999 and the related statement of operations for the year ended November 30, 1999, and the statement of changes in net assets for the years ended November 30, 1999 and November 30, 1998 (copies of which have been furnished to the Limited Maturity Fund) have been audited by Deloitte & Touche LLP, independent accountants, and present fairly in all material respects the financial position of the Intermediate Income Fund as of November 30, 1999 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Intermediate Income Fund as of the respective dates thereof not disclosed therein;

        (g) Since November 30, 1999, there has not been any material adverse change in the Intermediate Income Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Intermediate Income Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Limited Maturity Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of beneficial interest of the Intermediate Income Fund as a result of losses upon the disposition of investments or from changes in the value of investments held by the Intermediate Income Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Intermediate Income Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, and to the best of the Intermediate Income Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (i) The Intermediate Income Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date;

        (j) The authorized capital of Trust II consists of an unlimited number of shares of beneficial interest, no par value, divided into four series and, with respect to the Intermediate Income Fund, into three classes at the date hereof. All issued and outstanding shares of beneficial interest attributable to the Intermediate Income Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of beneficial interest attributable to the Intermediate Income Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust II does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest attributable to the Intermediate Income Fund, nor is there outstanding any security convertible into any shares of beneficial interest attributable to the Intermediate Income Fund;

        (k) Except as previously disclosed to the Limited Maturity Fund, at the Closing Date Trust II will have good and marketable title to the assets attributable to the Intermediate Income Fund to be transferred to the Limited Maturity Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Limited Maturity Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust II (with the exception of the approval of this Agreement by Intermediate Income Fund shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Intermediate Income Fund), and this Agreement constitutes a valid and binding obligation of Trust II enforceable in accordance with its terms, subject to the approval of the Intermediate Income Fund shareholders;

        (m) The information to be furnished by the Intermediate Income Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

        (n) The proxy statement of the Intermediate Income Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than written information furnished by the Limited Maturity Fund for inclusion therein, as covered by the Limited Maturity Fund's warranty in paragraph 4.2(n)), on the effective date of the Registration Statement, on the date of the meeting of the Intermediate Income Fund shareholders and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust II and the Intermediate Income Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required under state securities laws;

        (p) All of the issued and outstanding shares of beneficial interest of Trust II attributable to the Intermediate Income Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Limited Maturity Fund; and

        (q) The current prospectus and statement of additional information of the Intermediate Income Fund, each dated April 1, 1999 as supplemented and updated from time to time (the "Intermediate Income Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of Intermediate Income Fund shareholders and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.2 Trust IX and the Limited Maturity Fund represent and warrant to Trust II and the Intermediate Income Fund as follows:

        (a) Trust IX is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither Trust IX nor the Limited Maturity Fund is required to qualify to do business in any other jurisdiction. The Agreement has been duly authorized by Trust IX. Trust IX has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted;

        (b) Trust IX is a duly registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

        (c) The current prospectus and statement of additional information of the Limited Maturity Fund, dated September 1, 1999 and September 1, 1999 as amended September 22, 1999, respectively, as supplemented and updated from time to time (the "Limited Maturity Fund Prospectus"), and the Registration Statement referred to in paragraph 5.7 (other than written information furnished by the Intermediate Income Fund for inclusion therein as covered by the Intermediate Income Fund's warranty in paragraph 4.1(m)) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the meeting of the Intermediate Income Fund shareholders and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (d) At the Closing Date, Trust IX, will have good and marketable title to the assets of the Limited Maturity Fund;

        (e) Trust IX is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provisions of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust IX is a party or by which Trust IX or the Limited Maturity Fund is bound;

        (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against Trust IX or any of its properties or assets, except as previously disclosed in writing to the Intermediate Income Fund. Trust IX knows of no facts which might form the basis for the institution of such proceedings, and Trust IX is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

        (g) The statements of assets and liabilities, including the schedule of portfolio investments, of the Limited Maturity Fund as of April 30, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended April 30, 1999 and April 30, 1998 (copies of which have been furnished to the Intermediate Income Fund) have been audited by Deloitte & Touche LLP, independent auditors, and present fairly in all material respects the financial position of the Limited Maturity Fund as of April 30, 1999 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied and there are no known actual or contingent liabilities of the Limited Maturity Fund as of the respective dates thereof not disclosed therein;

        (h) Since April 30, 1999, there has not been any material adverse change in the Limited Maturity Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or any incurrence by the Limited Maturity Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to the Intermediate Income Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of beneficial interest of the Limited Maturity Fund resulting from losses upon the disposition of investments or from changes in the value of investments held by the Limited Maturity Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

        (i) The Limited Maturity Fund has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operation, and will qualify as such as of the Closing Date;

        (j) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Limited Maturity Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Limited Maturity Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

        (k) The authorized capital of Trust IX consists of an unlimited number of shares of beneficial interest, no par value, divided into eight series and, with respect to the Limited Maturity Fund, into four classes, at the date hereof. All issued and outstanding shares of beneficial interest attributable to the Limited Maturity Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust IX. Trust IX does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest attributable to the Limited Maturity Fund, nor is there outstanding any security convertible into any shares of beneficial interest attributable to the Limited Maturity Fund;

        (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust IX, and this Agreement constitutes a valid and binding obligation of Trust IX enforceable in accordance with its terms;

        (m) The Reorganization Shares to be issued and delivered to Trust II pursuant to the terms of this Agreement will have been duly authorized at the Closing Date, and when so issued and delivered, will be duly and validly issued Limited Maturity Fund shares and will be fully paid and nonassessable by Trust IX;

        (n) The information to be furnished by the Limited Maturity Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

        (o) Trust IX agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Limited Maturity Fund after the Closing Date;

        (p) All of Trust IX's issued and outstanding shares of beneficial interest attributable to the Limited Maturity Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Intermediate Income Fund; and

        (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust IX of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

5. COVENANTS
    5.1 The Intermediate Income Fund and the Limited Maturity Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    5.2 Trust II will call a meeting of shareholders of the Intermediate Income Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 Trust II covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Trust II will provide such information as Trust IX reasonably requests concerning the ownership of the Intermediate Income Fund's shares of beneficial interest, including the information specified in paragraph 3.4.

    5.5 Subject to the provisions of this Agreement, Trust II and Trust IX each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Trust II shall furnish to Trust IX on the Closing Date the Statement of Assets and Liabilities of the Intermediate Income Fund as of the Valuation Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by Trust II's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust II or its designee shall furnish to Trust IX, in such form as is reasonably satisfactory to Trust IX, a statement of the earnings and profits of the Intermediate Income Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Limited Maturity Fund will succeed to and take into account as a result of Section 381 of the Code.

    5.7 Trust IX will prepare and file with the Securities and Exchange Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

    5.8 Trust IX will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the Meeting of the Intermediate Income Fund shareholders to consider approval of this Agreement.

    Trust II agrees to provide Trust IX with information applicable to Trust II and Intermediate Income Fund required under the Acts for inclusion in the Proxy Statement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST II
    The obligations of Trust II to consummate the transactions provided for herein shall be, at its election, subject to the performance by Trust IX of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1 All representations and warranties of Trust IX and the Limited Maturity Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Trust IX shall have delivered to Trust II a certificate executed in its name by its President, Vice President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form satisfactory to Trust II and dated as of the Closing Date, to the effect that the representations and warranties of Trust IX and the Limited Maturity Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust II shall reasonably request; and

    6.3 Trust II shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), Trust IX's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust II, to the effect that:

        (a) Trust IX is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) the Agreement has been duly authorized, executed and delivered by Trust IX and, assuming that the Limited Maturity Fund Prospectus contained in the Registration Statement, the Registration Statement, and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and assuming the due authorization, execution and delivery of the Agreement by Trust II, is a valid and binding obligation of Trust IX enforceable against Trust IX in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Reorganization Shares to be issued to the Intermediate Income Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by Trust IX, and no shareholder of the Limited Maturity Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws of Trust IX; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust IX's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust IX is a party or by which it or the Limited Maturity Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust IX of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust IX and the Limited Maturity Fund, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing of the Proxy Statement or the Closing Date, only insofar as they relate to Trust IX or the Limited Maturity Fund, required to be described in the Registration Statement which are not described as required; (h) to the knowledge of such counsel, Trust IX is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust IX or the Limited Maturity Fund or any of Trust IX's properties or assets, and Trust IX is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust IX and that in the course of such review and discussion no facts came to the attention of such counsel which led him to believe that, on the effective date of the Registration Statement or on the date of the Intermediate Income Fund shareholders' meeting and only insofar as such statements relate to Trust IX and the Limited Maturity Fund, the Registration Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust II or the Intermediate Income Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust II, its Board of Trustees and its officers and of the Intermediate Income Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust II may reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST IX
    The obligations of Trust IX to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust II of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Trust II and the Intermediate Income Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Trust II shall have delivered to Trust IX the Statement of Assets and Liabilities, together with a list of the Intermediate Income Fund's portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust II;

    7.3 Trust II shall have delivered to Trust IX on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or its Assistant Secretary and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust IX and dated as of the Closing Date, to the effect that the representations and warranties of Trust II in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust IX shall reasonably request;

    7.4 Trust IX shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of MFS, Trust II's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust IX to the effect that:

    (a) Trust II is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted; (b) the Agreement has been duly authorized, executed and delivered by Trust II and, assuming that the Limited Maturity Fund Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and assuming due authorization, execution and delivery of the Agreement by Trust IX, is a valid and binding obligation of Trust II enforceable against Trust II and the Intermediate Income Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
    (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust II's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust II is a party or by which it or the Intermediate Income Fund is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust II of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust II and the Intermediate Income Fund, are accurate in all material respects; (f) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to Trust II or the Intermediate Income Fund, required to be described in the Proxy Statement which are not described as required; (g) to the knowledge of such counsel, Trust II is a duly registered investment company and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust II or any of its properties or assets and Trust II is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust II and that in the course of such review and discussion no facts came to the attention of such counsel which led him to believe that, on the effective date of the Registration Statement or on the date of the Intermediate Income Fund shareholders' meeting and only insofar as such statements relate to Trust II or the Intermediate Income Fund, the Proxy Statement contained any statement which, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust IX and the Limited Maturity Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust IX, its Board of Trustees and its officers and of the Limited Maturity Fund. Such opinion shall also include such other matters incident to the transaction contemplated hereby as Trust IX may reasonably request.

    7.5 Any shares of the Intermediate Income Fund issued in order to provide the initial capital of the Intermediate Income Fund as required by Section 14(a) of the 1940 Act and outstanding as of the date of this Agreement shall have been redeemed and the proceeds of such redemption reduced by the amount of any unamortized organizational expenses allocated to the Intermediate Income Fund prior to the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MFS SERIES TRUST IX AND THE MFS SERIES TRUST II

    The obligations of Trust II hereunder are, at the option of Trust IX, and the obligations of Trust IX hereunder are, at the option of Trust II, each subject to the further conditions that on or before the Closing Date:

    8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Intermediate Income Fund in accordance with the provisions of Trust II's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to Trust IX;

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no- action" positions of such federal or state authorities) deemed necessary by Trust IX or Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Limited Maturity Fund or the Intermediate Income Fund, provided that either Trust IX or Trust II may waive any such conditions for itself or for the Limited Maturity Fund or the Intermediate Income Fund, respectively;

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 The Intermediate Income Fund shall have distributed to its shareholders all of the excess of (i) its investment income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, for its taxable year ending on the Closing Date and all of its net capital gain as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Closing Date;

    8.6 The parties shall have received an opinion of Bingham Dana LLP, satisfactory to Trust II and Trust IX, substantially to the effect that for federal income tax purposes:

        (a) The acquisition by the Limited Maturity Fund of all of the assets of the Intermediate Income Fund, solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities, followed by the distribution by the Intermediate Income Fund of the Reorganization Shares in complete liquidation to the shareholders of the Intermediate Income Fund in exchange for their Intermediate Income Fund shares of beneficial interest and the termination of the Intermediate Income Fund pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Intermediate Income Fund and the Limited Maturity Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Intermediate Income Fund upon the transfer of all of its assets to the Limited Maturity Fund solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities or upon the distribution to the Intermediate Income Fund shareholders of such Reorganization Shares pursuant to the Agreement;

        (c) No gain or loss will be recognized by the Limited Maturity Fund upon the receipt of the assets of the Intermediate Income Fund solely in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund as set forth in the Statement of Assets and Liabilities;

        (d) The basis of the assets of the Intermediate Income Fund acquired by the Limited Maturity Fund will be, in each instance, the same as the basis of those assets in the hands of the Intermediate Income Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Intermediate Income Fund in the hands of the Limited Maturity Fund will include, in each instance, the holding period of such assets in the hands of the Intermediate Income Fund;

        (f) The shareholders of the Intermediate Income Fund will not recognize gain or loss upon the exchange of all of their Intermediate Income Fund shares of beneficial interest solely for Reorganization Shares as part of the transaction;

        (g) The basis of the Reorganization Shares to be received by each Intermediate Income Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the Intermediate Income Fund shares of beneficial interest surrendered by such shareholder in exchange therefor; and

        (h) The holding period of the Reorganization Shares to be received by each Intermediate Income Fund shareholder will include, in each instance, the holding period of the Intermediate Income Fund shares of beneficial interest surrendered by such shareholder in exchange therefor, provided the Intermediate Income Fund shares were held by such shareholder as capital assets on the date of the exchange.

    Trust IX and Trust II each agree to make and provide representations with respect to the Limited Maturity Fund and the Intermediate Income Fund, respectively, which are reasonably necessary to enable legal counsel to deliver an opinion substantially as set forth in this paragraph 8.6. Notwithstanding anything herein to the contrary, Trust IX and Trust II may not waive in any material respect the conditions set forth in this paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES; CONTINGENT DEFERRED SALES CHARGES; CERTAIN TAX MATTERS; CERTAIN RECORDS

    9.1 Trust IX and the Trust II each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

    9.2 The Limited Maturity Fund and the Intermediate Income Fund will each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the Reorganization is consummated.

    9.3 Reorganization Shares issued in connection with the transactions contemplated herein will not be subject to any initial sales charge; however, if any Intermediate Income Fund shares are at the Closing Date subject to a contingent deferred sales charge ("CDSC"), the Limited Maturity Fund CDSC schedule and the methodology of aging such shares as set forth in the Limited Maturity Fund Prospectus will apply to the Reorganization Shares issued in respect of such Intermediate Income Fund shares and the Reorganization Shares received by Intermediate Income Fund shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Limited Maturity Fund Class B Shares will convert to Class A shares of the Limited Maturity Fund, be treated as if purchased on the original date of purchase of the Intermediate Income Fund shares.

    9.4 Trust II agrees that it or its designee shall, on behalf of the Intermediate Income Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Intermediate Income Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Intermediate Income Fund as has been customarily provided by the Intermediate Income Fund, all with respect to the fiscal period commencing December 1, 1999 and ending on the Closing Date.

    9.5 Trust II agrees that it or its designee shall, on behalf of the Intermediate Income Fund, deliver to Trust IX on the Closing Date or as soon thereafter as possible: (i) Intermediate Income Fund shareholder statements and tax forms (i.e. Forms 1099) for the year ended December 31, 1998, the year ended December 31, 1999 and the period commencing January 1, 2000 through the Closing Date (all on microfilm or microfiche, if available); (ii) detailed records indicating the status of all certificates representing ownership of the Intermediate Income Fund shares issued since inception of the Intermediate Income Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (iii) for each Intermediate Income Fund shareholder as of the Valuation Date, a record indicating the dollar amount of such shareholder's Intermediate Income Fund share holdings as of such Date representing that portion of such holdings subject to a CDSC as of such Date and that portion of such holdings not subject to a CDSC as of such Date, together with such other information with respect thereto as Trust IX may reasonably request.

10. ENTIRE AGREEMENT
    Trust IX and Trust II agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. TERMINATION
    11.1 This Agreement may be terminated by the mutual agreement of Trust IX and Trust II. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

        (b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust IX or Trust II, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS
    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust II and Trust IX; provided, however, that following the meeting called by Trust II pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Intermediate Income Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13. NOTICES
    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Trust IX or Trust II (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention:
Stephen E. Cavan, General Counsel and Senior Vice President.

14. MISCELLANEOUS
    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Trust IX Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust II acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust IX's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust IX in accordance with its proportionate interest hereunder. Trust II further acknowledges that the assets and liabilities of each series of Trust IX are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf Trust IX has executed this instrument.

    14.6 A copy of the Trust II Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust IX acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust II's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust II in accordance with its proportionate interest hereunder. Trust IX further acknowledges that the assets and liabilities of each series of Trust II are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf Trust II has executed this instrument.

    14.7 Notwithstanding Article 12 of the Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or its Assistant Secretary, may waive any condition or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President or a Trustee and attested by its Secretary or Assistant Secretary.

Attest: MFS SERIES TRUST II, on its behalf and on behalf of MFS INTERMEDIATE INCOME FUND, one of its series

/s/ James R. Bordewick, Jr.            BY: /s/ Jeffrey L. Shames
--------------------------------       --------------------------------
James R. Bordewick, Jr.                    Jeffrey L. Shames
Assistant Secretary                        President

Attest: MFS SERIES TRUST IX, on its behalf and on behalf of MFS LIMITED MATURITY FUND, one of its series

/s/ James R. Bordewick, Jr.            BY: /s/ Arnold D. Scott
--------------------------------       --------------------------------
James R. Bordewick, Jr.                    Arnold D. Scott
Assistant Secretary                        Trustee

                                                                  MFS INTERMEDIATE INCOME FUND, A SERIES OF MFS SERIES TRUST II
MASSACHUSETTS FINANCIAL SERVICES
2 AVENUE DE LAFAYETTE                                                           PROXY FOR A MEETING OF SHAREHOLDERS,
BOSTON, MA 02111-1738                                                                       MAY 18, 2000
                                                                              THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                                       TRUSTEES OF THE FUND.

                                                                  The undersigned hereby appoints James R. Bordewick, Jr., Stephen
                                                                  E. Cavan, W. Thomas London, Arnold D. Scott and Jeffrey L.
                                                                  Shames, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of MFS
                                                                  Intermediate Income Fund, a series of the MFS Series Trust II on
                                                                  Thursday, May 18, 2000 at 10:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                                                                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                  DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
                                                                  IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR
                                                                  DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                                                                  MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES
                                                                  RECOMMEND A VOTE FOR THE PROPOSAL BELOW.

                                                                  CHANGE OF ADDRESS NOTIFICATION. Please also use the proxy card to inform us of any change in address or telephone number or to provide us with your commments.

                                                                  YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.
               OPTIONS FOR SUBMITTING PROXY
1.  Return the attached proxy card using the enclosed envelope.
2.  Vote via the internet at www.mfs.com or www.proxyvote.com
3.  Vote via telephone at 1-800-690-6903.
4.  Fax this executed proxy card to 1-800-733-1885.
To vote via the internet or telephone, you must have the
Control Number to the right.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                             MFSIF    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.       DETACH AND RETURN THIS PORTION ONLY

MFS INTERMEDIATE INCOME FUND, A SERIES OF MFS SERIES TRUST II
For address changes and/or comments, please check
this box and write them on the back.                  [ ]

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL LISTED BELOW.

VOTE ON PROPOSAL
1.  Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the        For     Against   Abstain
    assets of MFS Intermediate Income Fund, a series of MFS Series Trust II to MFS Limited
    Maturity Fund, a series of the MFS Series Trust IX in exchange for shares of beneficial              [ ]        [ ]       [ ]
    interest of the MFS Limited Maturity Fund and the assumption by the MFS Limited Maturity Fund of the stated liabilities of the MFS Intermediate Income Fund, and the distribution of such shares to the shareholders of the MFS Intermediate Income Fund in liquidation of the MFS
    Intermediate Income Fund and the termination of the MFS Intermediate Income Fund.

    NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

------------------------------------------------               -------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                   Signature (Joint Owners)          Date

                                  FORM N-14
                                    PART B

                             MFS SERIES TRUST IX
                                 ON BEHALF OF
                          MFS LIMITED MATURITY FUND

                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 31, 2000

    This Statement of Additional Information contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Limited Maturity Fund (the "Limited Maturity Fund") dated March 31, 2000 relating to the sale of all or substantially all of the assets of MFS Intermediate Income Fund (the "Intermediate Income Fund") to the Limited Maturity Fund. The Limited Maturity Fund's Statement of Additional Information dated September 1, 1999 as amended September 22, 1999, and the Intermediate Income Fund's Statement of Additional Information dated April 1, 1999, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.

     This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the independent accountants for the Limited Maturity Fund and the Intermediate Income Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Limited Maturity Fund and the Intermediate Income Fund. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Accountants and financial statements included in the Limited Maturity Fund's Annual Report for the fiscal year ended April 30, 1999, filed electronically on June 18, 1999 (File No. 811-02464); (ii) the Report of Independent Accountants and financial statements included in the Intermediate Income Fund's Annual Report for the fiscal year ended November 30, 1999, filed electronically on January 27, 2000 (File No. 811-04775); and (iii) the unaudited financial statements included in the Limited Maturity Fund's Semiannual Report for the six month period ended October 31, 1999, filed electronically on December 28, 1999 (File No. 811-02464). The audited financial statements for the Limited Maturity Fund and the Intermediate Income Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

                              TABLE OF CONTENTS

Unaudited Pro Forma Combined Financial Statements of the
  Limited Maturity Fund and the Intermediate Income Fund .................   B-4

                          MFS LIMITED MATURITY FUND
                                     AND
                         MFS INTERMEDIATE INCOME FUND
                   PRO FORMA COMBINED FINANCIAL STATEMENTS
                                 (UNAUDITED)

    The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred as of October 31, 1999, and the unaudited pro forma combined statement of operations for the twelve months ended October 31, 1999 presents the results of operations of MFS Limited Maturity Fund (the "Limited Maturity Fund") as if the combination with MFS Intermediate Income Fund (the "Intermediate Income Fund") had been consummated at November 1, 1998. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at November 1, 1998. The historical statements have been derived from the Limited Maturity Fund's books and records utilized in calculating daily net asset value at October 31, 1999, and for the twelve month period then ended.

    The pro forma statements give effect to the proposed transfer of all of the assets of the Intermediate Income Fund to the Limited Maturity Fund in exchange for the assumption by the Limited Maturity Fund of the stated liabilities of the Intermediate Income Fund and for a number of the Limited Maturity Fund's shares equal in value to the value of the net assets of the Intermediate Income Fund transferred to the Limited Maturity Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Limited Maturity Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization.

    The unaudited pro forma combined statements should be read in conjunction with the separate financial statements of the Limited Maturity Fund and the Intermediate Income Fund incorporated by reference in this statement of additional information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED
PORTFOLIO OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1999

BONDS
                                        LIMITED MATURITY FUND          INTERMEDIATE INCOME FUND             PRO FORMA COMBINED
                                    -----------------------------  --------------------------------  -------------------------------
                                       PRINCIPAL                       PRINCIPAL                         PRINCIPAL
                                           AMOUNT                          AMOUNT                           AMOUNT
ISSUER                              (000 OMITTED)           VALUE    (000 OMITTED)           VALUE     (000 OMITTED)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. BONDS
 AIRLINES
  Delta Airlines, Inc., 6.65s, 2004 .     $ 1,151    $  1,115,181         $    661    $    640,430         $  1,812    $  1,755,611
                                                     ------------                     ------------                     ------------
 APPAREL AND TEXTILES
  Jones Apparel Group, Inc.,
    6.25s, 2001 .....................     $ 1,280    $  1,255,654         $      0    $          0         $  1,280    $  1,255,654
                                                     ------------                     ------------                     ------------
 AUTOMOTIVE
  DaimlerChrysler NA Holding
    Corp., 6.63s, 2001 ..............     $ 2,653    $  2,656,979         $  1,447    $  1,449,170         $  4,100    $  4,106,149
  Ford Capital BV, 9.875s, 2002 .....       1,800       1,927,152                0               0            1,800       1,927,152
  Ford Motor Credit Co.,
    6.446s, 2002 ....................       3,000       3,016,110              750         754,028            3,750       3,770,138
  Ford Motor Credit Co.,
    5.75s, 2004 .....................           0               0            1,750       1,676,150            1,750       1,676,150
                                                     ------------                     ------------                     ------------
                                                     $  7,600,241                     $  3,879,348                     $ 11,479,589
                                                     ------------                     ------------                     ------------
 BANKS AND CREDIT COMPANIES
  Fleet Boston Corp., 9.9s, 2001 ....     $ 2,017    $  2,116,458         $  1,127    $  1,182,573         $  3,144    $  3,299,031
  Great Western Financial Corp.,
    6.375s, 2000 ....................       2,366       2,364,817            1,664       1,663,168            4,030       4,027,985
  GS Escrow Corp., 6.75s, 2001 ......       1,903       1,853,855                0               0            1,903       1,853,855
  Providian National Bank,
    6.75s, 2002 .....................       2,563       2,509,895            1,587       1,554,117            4,150       4,064,012
                                                     ------------                     ------------                     ------------
                                                     $  8,845,025                     $  4,399,858                     $  13,244,883
                                                     ------------                     ------------                     ------------
 CONGLOMERATES
  General Electric Capital Corp.,
    6.52s, 2002 .....................     $ 2,127    $  2,119,343         $  1,167    $  1,162,799         $  3,294    $  3,282,142
                                                     ------------                     ------------                     ------------
 CONSUMER GOODS AND SERVICES
  Hilfiger (Tommy) USA,
    Inc., 6.5s, 2003 ................     $ 2,283    $  2,187,160         $      0    $          0         $  2,283    $  2,187,160
                                                     ------------                     ------------                     ------------
 CONTAINERS
  Owens-Illinois, Inc., 11s, 2003 ...     $ 4,058    $  4,200,030         $      0    $          0         $  4,058    $  4,200,030
                                                     ------------                     ------------                     ------------
 CORPORATE ASSET BACKED
  Aames Mortgage Trust,
    6.75s, 2021 .....................     $ 3,889    $  3,857,402         $      0    $          0         $  3,889    $  3,857,402
  American Express Credit
    Account Trust, 5.6s, 2006 .......       1,000         957,180              620         593,452            1,620       1,550,632
  Americredit Automobile
    Receivables Trust,
    5.78s, 2003 .....................       2,050       2,019,891                0               0            2,050       2,019,891
  Amresco Residential
    Securities Mortgage
    Loan, 5.94s, 2015 ...............       4,039       3,996,717            2,750       2,721,211            6,789       6,717,928
  Banamex Credit Card
    Merchant Voucher, 6.25s, 2003# ..       6,663       6,589,934                0               0            6,663       6,589,934
  BankBoston Home Equity
    Loan Trust, 5.89s, 2013 .........       1,894       1,862,113            1,331       1,308,591            3,225       3,170,704
  Carco Auto Loan Master Trust,
    5.65s, 2003 .....................           0               0            2,000       1,985,313            2,000       1,985,313
  Case Equipment Receivables
    Trust, 5.285s, 2002 .............           0               0            1,317       1,310,000            1,317       1,310,000
  Chase Credit Card Master
    Trust, 5.666s, 2004 .............       2,815       2,817,618                0               0            2,815       2,817,618
  Citibank Credit Card
    Master Trust I, 5.5s, 2006 ......       1,993       1,898,950                0               0            1,993       1,898,950
  Commonwealth Edison
    Transition Funding
    Trust, 5.29s, 2003 ..............     $ 1,894    $  1,865,552         $  1,331    $  1,311,008         $  3,225    $  3,176,560
  Discover Card Master Trust
    I, 5.85s, 2006 ..................           0               0            2,100       2,031,078            2,100       2,031,078
  First Chicago Master Trust
    II,
    5.686s, 2003 ....................       3,106       3,111,808                0               0            3,106       3,111,808
  Fleet Credit Card Master
    Trust,
    5.63s, 2007 .....................       2,505       2,505,000            1,375       1,375,000            3,880       3,880,000
  Ford Credit Auto Owner
    Trust,
    5.31s, 2001 .....................         806         803,962              543         541,800            1,349       1,345,762
  Ford Credit Auto Owner
    Trust, 6.2s, 2002 ...............       2,402       2,398,997              600         599,250            3,002       2,998,247
  GE Capital Mortgage
    Services, Inc., 6.035s, 2020 ....       2,035       1,963,139            2,400       2,315,250            4,435       4,278,389
  Green Tree Financial
    Corp., 6.91s, 2028 ..............           0               0            2,305       2,301,381            2,305       2,301,381
  Green Tree Financial
    Corp., 6.04s, 2029 ..............       3,407       3,389,774                0               0            3,407       3,389,774
  Green Tree Financial
    Corp., 6.39s, 2029 ..............       1,387       1,386,827              912         911,743            2,299       2,298,570
  MBNA Master Credit Card
    Trust II, 5.25s, 2006 ...........       2,374       2,256,772                0               0            2,374       2,256,772
  Merrill Lynch Mortgage
    Investors, Inc., 5.65s, 2030 ....       1,802       1,713,038            1,248       1,186,227            3,050       2,899,265
  Partners First Credit Card
    Master Trust, 5.506s, 2027 ......       3,400       3,395,750            1,650       1,647,938            5,050       5,043,688
  Peco Energy Transition
    Trust, 5.48s, 2003 ..............           0               0            1,067       1,059,717            1,067       1,059,717
  Pemex Finance Ltd.,
    5.72s, 2003# ....................       1,010         965,924            2,700       2,582,172            3,710       3,548,096
  Premier Auto Trust, 5.88s, 2001 ...           0               0            1,470       1,464,943            1,470       1,464,943
  Providian Home Equity Loan
    Trust, 5.7s, 2025 ...............         887         885,158              528         527,328            1,415       1,412,486
  SLM Student Loan Trust,
    5.389s, 2004 ....................           0               0              930         925,965              930         925,965
  SLM Student Loan Trust,
    5.574s, 2009 ....................       1,470       1,445,194                0               0            1,470       1,445,194
                                                     ------------                     ------------                     ------------
                                                     $ 52,086,700                     $ 28,699,367                     $ 80,786,067
                                                     ------------                     ------------                     ------------
 FINANCIAL INSTITUTIONS
  Aristar, Inc., 7.375s, 2004 ........    $ 1,860      1,871,049          $  1,264    $  1,271,508##       $  3,124    $  3,142,557
  Countrywide Home Loan, Inc.,
    6.85s, 2004 .....................       2,506       2,481,466            1,457       1,442,736            3,963       3,924,202
  General Motors Acceptance
    Corp., 7s, 2002 .................           0               0            1,898       1,908,306            1,898       1,908,306
  Lehman Brothers Holdings,
    Inc., 6.375s, 2001 ..............       2,185       2,176,959            1,373       1,367,947            3,558       3,544,906
  Merrill Lynch & Co.,
    6.06s, 2001 .....................       2,520       2,498,227            1,665       1,650,615            4,185       4,148,842
                                                     ------------                     ------------                     ------------
                                                     $  9,027,701                     $  7,641,112                     $ 16,668,813
                                                     ------------                     ------------                     ------------
 FOOD AND BEVERAGE PRODUCTS
  Seagram (Joseph E) & Sons,
    Inc., 5.79s, 2001 ...............     $ 2,470    $  2,430,628         $  1,513    $  1,488,883         $  3,983    $  3,919,511
  Whitman Corp., 6s, 2004 ...........       2,385       2,278,391            1,477       1,410,978            3,862       3,689,369
                                                     ------------                     ------------                     ------------
                                                     $  4,709,019                     $  2,899,861                     $  7,608,880
                                                     ------------                     ------------                     ------------
 FOREST AND PAPER PRODUCTS
  Georgia-Pacific Corp.,
    9.95s, 2002 .....................     $ 2,293    $  2,448,374         $      0    $          0         $  2,293    $  2,448,374
                                                     ------------                     ------------                     ------------
 INSURANCE
  Conseco, Inc., 6.4s, 2001 .........     $ 1,963    $  1,897,033         $  1,253    $  1,210,893         $  3,216    $  3,107,926
                                                     ------------                     ------------                     ------------
 MEDIA
  Time Warner Pass-Through Asset
    Trust, 6.1s, 2001# ..............     $ 2,103    $  2,072,359         $  1,000    $    985,430         $  3,103    $  3,057,789
                                                     ------------                     ------------                     ------------
 OILS
  Occidental Petroleum
    Corp., 10.125s, 2001 ............     $ 2,607    $  2,756,277         $  1,360    $  1,437,873         $  3,967    $  4,194,150
                                                     ------------                     ------------                     ------------
 RAILROADS
  Union Pacific Corp.,
    6.34s, 2003 .....................     $ 2,100    $  2,040,969         $  1,250    $  1,214,862         $  3,350    $  3,255,831
                                                     ------------                     ------------                     ------------
 SUPERMARKETS
  Safeway, Inc., 5.875s,  2001 ......     $ 2,430    $  2,382,007         $      0    $          0         $  2,430    $  2,382,007
                                                     ------------                     ------------                     ------------
 TELECOMMUNICATIONS AND CABLE
  Comcast Corp., 9.125s,  2006 ......     $ 2,666    $  2,820,308         $  1,591    $  1,683,087         $  4,257    $  4,503,395
  Cox Communications, Inc.,
    7s, 2001 ........................       2,025       2,028,625            1,107       1,108,982            3,132       3,137,607
  Sprint Capital Corp.,
    5.875s, 2004 ....................         881         842,034                0               0              881         842,034
  Sprint Spectrum LP, 11s, 2006 .....       2,046       2,297,044            2,000       2,245,400            4,046       4,542,444
  Telecomunicaiones De Puerto Rico,
    6.15s, 2002# ....................       2,598       2,553,626            1,596       1,568,740            4,194       4,122,366
  United States West
    Communications, Inc.,
    7.2s, 2004# .....................         500         503,850                0               0              500         503,850
                                                     ------------                     ------------                     ------------
                                                     $ 11,045,487                     $  6,606,209                     $ 17,651,696
                                                     ------------                     ------------                     ------------
 TOBACCO
  RJ Reynolds Tobacco
    Holdings,
    7.375s, 2003# ...................     $ 2,145    $ 2,105,961          $      0    $          0         $  2,145    $  2,105,961
                                                     ------------                     ------------                     ------------
 TRANSPORTATION
  Hertz Corp., 6.5s, 2000 ...........     $ 2,736    $ 2,739,666          $       0   $          0         $  2,736    $  2,739,666
                                                     ------------                     ------------                     ------------
 U.S. FEDERAL AGENCIES
  Agency for International
    Development (Israel),
    6.625s, 2003 ....................     $     0    $                    $  3,000    $  3,005,430         $  3,000    $  3,005,430
  Federal Home Loan Mortgage
    Corp., 5.83s, 2013 ..............       2,015       2,002,365            1,390       1,380,942            3,405       3,383,307
  Federal National Mortgage
    Assn., 6.75s, 2003 ..............       2,087       2,077,583            1,428       1,421,958            3,515       3,499,541
  Federal National Mortgage
    Assn., 7s, 2009 .................       5,170       5,161,883                0               0            5,170       5,161,883
  Federal National Mortgage
    Assn., 6.13s, 2011 ..............           0               0              979         950,453              979         950,453
  Federal National Mortgage
    Assn., 6s, 2013 .................           0               0              807         776,632              807         776,632
  Federal National Mortgage
    Assn., 6s, 2014 .................       5,783       5,562,139                0               0            5,783       5,562,139
  Government National Mortgage
    Assn., 7s, 2008 - 2012 ..........           0               0            5,004       5,021,047            5,004       5,021,047
  Government National Mortgage
    Assn., 7.5s, 2007 - 2027 ........       4,711       4,788,807            3,118       3,129,281            7,829       7,918,088
  Government National Mortgage
    Assn., 8.5s, 2001 - 2009 ........           0               0            3,159       3,279,698            3,159       3,279,698
  Government National Mortgage Assn.,
    9.25s, 2001 .....................           0               0              561         579,202              561         579,202
  Government National Mortgage Assn.,
    12.5s, 2011 .....................         244         278,590                0               0              244         278,590
                                                     ------------                     ------------                     ------------
                                                     $ 19,871,367                     $ 19,544,643                     $ 39,416,010
                                                     ------------                     ------------                     ------------
 U.S. TREASURY OBLIGATIONS
  U.S. Treasury Notes, 5s, 2001 .....     $   900    $    891,981         $      0    $          0         $    900    $    891,981
  U.S. Treasury Notes, 5.375s, 2001 .         165         164,253                0               0              165         164,253
  U.S. Treasury Notes, 5.75s, 2001 ..       1,325       1,323,754                0               0            1,325       1,323,754
  U.S. Treasury Notes, 6.25s, 2001 ..         765         771,097                0               0              765         771,097
  U.S. Treasury Notes, 6.5s, 2001## .         900         910,404                0               0              900         910,404
  U.S. Treasury Notes, 6s, 2004 .....       1,176       1,178,752                0               0            1,176       1,178,752
  U.S. Treasury Notes, 7.875s, 2004 .       1,350       1,454,625                0               0            1,350       1,454,625
                                                     ------------                     ------------                     ------------
                                                     $  6,694,866                     $          0                     $  6,694,866
                                                     ------------                     ------------                     ------------
 UTILITIES - ELECTRIC
  Boston Edison Co., 6.8s, 2000 .....     $ 3,175    $  3,178,270         $  2,215    $  2,217,282         $  5,390    $  5,395,552
  California Infrastructure,
    6.17s, 2003 ............                2,855       2,848,748            1,000         997,810##          3,855       3,846,558
  Edison Mission Energy
    Funding Corp., 6.77s,  2003# ....       1,817       1,769,324                0               0            1,817       1,769,324
  Entergy Mississippi, Inc.,
    6.2s, 2004 ......................           0               0            1,500       1,435,710            1,500       1,435,710
  Gulf States Utilities Co.,
    8.21s, 2002 .....................       1,528       1,567,208                0               0            1,528       1,567,208
  Midamerican Funding LLC,
    5.85s, 2001# ....................       3,039       3,007,011            1,964       1,943,327            5,003       4,950,338
  Narragansett Electric Co.,
    7.83s, 2002 .....................         500         513,705              279         286,647              779         800,352
  Salton Sea Funding Corp.,
    6.69s, 2000 .....................         370         370,488                0               0              370         370,488
  Salton Sea Funding Corp.,
    7.02s, 2000 .....................         390         390,652                0               0              390         390,652
                                                     ------------                     ------------                     ------------
                                                     $ 13,645,406                     $  6,880,776                     $ 20,526,182
                                                     ------------                     ------------                     ------------
 UTILITIES - GAS
  CMS Panhandle Holding Co.,
    6.125s, 2004 ....................     $ 1,820    $  1,738,664         $  1,161    $  1,109,115         $  2,981    $  2,847,779
  Columbia Gas Systems,
    Inc., 6.39s, 2000 ...............       2,127       2,116,174            1,417       1,409,788            3,544       3,525,962
  Duke Capital Corp.,
    7.25s, 2004 .....................         848         853,436              501         504,211            1,349       1,357,647
                                                     ------------                     ------------                     ------------
                                                     $  4,708,274                     $  3,023,114                     $  7,731,388
                                                     ------------                     ------------                     ------------
    TOTAL U.S. BONDS .......                         $167,554,100                     $ 90,226,575                     $257,780,675
                                                     ------------                     ------------                     ------------

FOREIGN BONDS
 ARGENTINA
  Republic of Argentina, 0s, 2001 ...     $   941    $    832,785         $    516    $    456,660         $  1,457    $  1,289,445
  Republic of Argentina,
    11.786s, 2005 ...................           0               0              400         360,500              400         360,500
                                                     ------------                     ------------                     ------------
                                                     $    832,785                     $    817,160                     $  1,649,945
                                                     ------------                     ------------                     ------------
 AUSTRALIA
  Commonwealth of Australia,
    7.5s, 2005* .....................     $     0    $          0    AUD     3,558    $  2,381,649    AUD     3,558    $  2,381,649
  Westpac Banking, 9.125s, 2001
    (Banks and Credit Cos.) .........       1,175       1,222,470                0               0            1,175       1,222,470
                                                     ------------                     ------------                     ------------
                                                     $  1,222,470                     $  2,381,649                     $  3,604,119
                                                     ------------                     ------------                     ------------
 CHILE
  Empresa Electric Guacolda
    S.A., 7.6s, 2001
    (Utilities - Electric)# .........     $ 1,520    $  1,488,962         $      0    $          0         $  1,520    $  1,488,962
                                               -------------                     -------------                     -------------
 CHINA
  Hero Asian BVI Co. Ltd.,
    9.11s, 2001 (Utilities)# ........     $ 1,033    $  1,005,938         $      0    $          0         $  1,033    $  1,005,938
                                                     ------------                     ------------                     ------------
 DENMARK
  Kingdom of Denmark, 7s, 2007* .....     $     0    $          0    DKK     2,447    $    379,742    DKK     2,447    $    379,742
                                               -------------                     -------------                     -------------
 FRANCE
  Republic of France, 4s, 2009* .....           $    $          0    EUR       435    $    413,263    EUR       435    $    413,263
                                                     ------------                     ------------                     ------------
 GERMANY
  Bayerische Landesbank
    Girozent, 5.625s, 2001
    (Banks and Credit
    Cos.)## .........................     $     0    $          0         $    465    $    460,518         $    465    $    460,518
  Federal Republic of
    Germany, 4.5s, 2009* ............           0               0    EUR     2,318       2,324,040    EUR     2,318       2,324,040
  KFW International Finance, Inc.,
    9.4s, 2004 (Agency) .............       1,068       1,177,961              592         652,952            1,660       1,830,913
  Landesbank Baden  Wurttemberg,
    7.875s, 2004 (Banks and
    Credit Cos.) ....................       3,445       3,585,212            1,500       1,561,050            4,945       5,146,262
                                                     ------------                     ------------                     ------------
                                                     $  4,763,173                     $  4,998,560                     $  9,761,733
                                                     ------------                     ------------                     ------------
 GREECE
  Hellenic Republic, 8.01s, 2003* ...     $     0    $          0    GRD 300,000   $    992,222       GRD   300,000    $    992,222
  Hellenic Republic, 8.7s, 2005 .....           0               0           72,000         243,527           72,000         243,527
  Hellenic Republic, 6s, 2006 .......           0               0          250,000         749,147          250,000         749,147
  Hellenic Republic, 5.75s, 2008* ...           0               0    EUR       151         158,538    EUR       151         158,538
                                                     ------------                     ------------                     ------------
                                                     $          0                     $  2,143,434                     $  2,143,434
                                                     ------------                     ------------                     ------------
 ICELAND
  Republic of Iceland,
    6.125s, 2004 ....................     $     0    $          0         $    635    $    614,445         $    635    $    614,445
                                                     ------------                     ------------                     ------------
 ISRAEL
  Israel Electric Corp.,
    8.25s, 2009 (Utilities -
    Electric)# ......................     $     0    $          0         $  1,000    $  1,003,950         $  1,000    $  1,003,950
                                                     ------------                     ------------                     ------------
 MEXICO
  Petroleos Mexicanos,
    9.5s, 2027 (Oils) ...............     $     0    $          0         $    110    $     95,700         $    110    $     95,700
                                                     ------------                     ------------                     ------------
 NEW ZEALAND
  Government of New Zealand,
    8s, 2006* .......................     $     0    $          0    NZD     1,100    $    586,563    NZD     1,100    $    586,563
                                                     ------------                     ------------                     ------------
 NORWAY
  Union Bank Norway,
    7.35s, 2049 (Banks and
    Credit Cos.)# ...................     $ 3,339    $  3,265,208         $  1,500    $  1,466,850         $  4,839    $  4,732,058
                                                     ------------                     ------------                     ------------
 PANAMA
  Republic of Panama,
    4.25s, 2014 .....................     $     0    $          0         $    230    $    171,350         $    230    $    171,350
                                                     ------------                     ------------                     ------------
 PERU
  Republic of Peru, 4.5s, 2017 ......     $     0    $          0         $    420    $    260,400         $    420    $    260,400
                                                     ------------                     ------------                     ------------
 PHILIPPINES
  Republic of Philippines,
    9.875s, 2019 ....................     $     0    $          0         $    290    $    280,575         $    290    $    280,575
                                                     ------------                     ------------                     ------------
 SOUTH KOREA
  Export-Import Bank Korea,
    7.1s, 2007 (Banks and
    Credit Cos.) ....................     $   900    $    887,760         $    530    $    522,792         $  1,430    $  1,410,552
                                                     ------------                     ------------                     ------------
 SPAIN
  Kingdom of Spain,
    9.125s, 2000 ....................     $ 2,000    $  2,043,160         $  2,400    $  2,451,792         $  4,400    $  4,494,952
                                                     ------------                     ------------                     ------------
 SUPRA-NATIONAL
  Corporacion Andina de
    Fomento, 7.1s, 2003
    (Banks and Credit Cos.) .........     $ 3,800    $  3,723,240         $      0    $          0         $  3,800    $  3,723,240
                                                     ------------                     ------------                     ------------
 SWEDEN
  AB Spintab, 6.8s, 2049
    (Banks & Credit Cos.)# ..........     $ 1,620    $  1,574,526         $    950    $    923,333         $  2,570    $  2,497,859
                                                     ------------                     ------------                     ------------
 UNITED KINGDOM
  United Kingdom Treasury,
    6.5s, 2003* .....................     $     0    $          0    GBP       662    $  1,101,604    GBP       662    $  1,101,604
  United Kingdom Treasury,
    6.75s, 2004 .....................           0               0              566         956,732              566         956,732
                                                     ------------                     ------------                     ------------
                                                     $          0                     $  2,058,336                     $  2,058,336
                                                     ------------                     ------------                     ------------
    TOTAL FOREIGN BONDS .............                $ 20,807,222                     $ 21,569,894                     $ 42,377,116
                                                     ------------                     ------------                     ------------
    TOTAL BONDS (IDENTIFIED COST,
      $191,747,074, $114,124,477 AND
      $305,871,551, RESPECTIVELY) ...                $188,361,322                     $111,796,469                     $300,157,791
                                                     ------------                     ------------                     ------------

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1999

REPURCHASE AGREEMENT
                                        LIMITED MATURITY FUND          INTERMEDIATE INCOME FUND             PRO FORMA COMBINED
                                    -----------------------------  --------------------------------  -------------------------------
                                       PRINCIPAL                       PRINCIPAL                         PRINCIPAL
                                           AMOUNT                          AMOUNT                           AMOUNT
ISSUER                              (000 OMITTED)           VALUE    (000 OMITTED)           VALUE     (000 OMITTED)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated
    10/29/99, due 11/01/99,
    total to be received
    $22,179,570, $584,252
    and $22,763,822,
    respectively (secured by
    various U.S. Treasury
    and Federal Agency
    obligations in a jointly
    traded account),
    AT COST .........................     $22,170    $ 22,170,000         $    584    $    584,000         $ 22,754    $ 22,754,000
                                                     ------------                     ------------                     ------------

TOTAL INVESTMENTS
      (IDENTIFIED COST,
      $213,917,074,
      $114,708,477 AND
      $328,625,551,
      RESPECTIVELY) .................                $210,531,322                     $112,380,469                     $322,911,791
                                                     ------------                     ------------                     ------------

CALL OPTION WRITTEN
                                PRINCIPAL AMOUNT                 PRINCIPAL AMOUNT                  PRINCIPAL AMOUNT
ISSUER/EXPIRATION MONTH/            OF CONTRACTS                     OF CONTRACTS                      OF CONTRACTS
STRIKE PRICE                        (000 OMITTED)                    (000 OMITTED)                     (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
  Austalian Dollars/
    November/0.64 (PREMIUMS
    RECEIVED, $0, $24,176
    AND $24,176,
    RESPECTIVELY)* ..................     $     0    $          0         $  2,691    $    (32,668)        $  2,691    $    (32,668)
                                                     ------------                     ------------                     ------------

PUT OPTION WRITTEN
  Euro/January/1.1
    (PREMIUMS RECEIVED, $0,
    $54,294 AND $54,294,
    RESPECTIVELY)* ..................     $     0    $          0         $  3,523    $    (21,666)        $  3,523    $    (21,666)
                                                     ------------                     ------------                     ------------

OTHER ASSETS, LESS LIABILITIES                       $ (5,468,905)                    $ (1,370,809)                    $ (6,839,714)
                                                     ------------                     ------------                     ------------
NET ASSETS .................                         $205,062,417                     $110,955,326                     $316,017,743
                                                     ============                     ============                     ============
 * Foreign denominated security to be disposed of prior to reorganization.
 # SEC Rule 144A restriction.
## Security segregated as collateral for an open futures contract.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
AUD = Australian Dollars                       GBP = British Pounds
DKK = Danish Krone                             GRD = Greek Drachma
EUR = Euro                                     NZD = New Zealand Dollars

NOTES:
The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Intermediate Income
Fund by the MFS Limited Maturity Fund as though such acquisition had become effective October 31, 1999, and includes the portfolio securities of both entities as at that date.

INVESTMENT VALUATIONS -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Futures contracts, options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices.
Over-the-counter options are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.
Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the
Trustees.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
OCTOBER 31, 1999
                                                LIMITED           INTERMEDIATE          PRO FORMA
                                             MATURITY FUND        INCOME FUND           COMBINED
                                             -------------        -----------           --------
ASSETS:
  Investments:
    Identified cost ........................   $191,747,074          $114,124,477       $305,871,551
    Unrealized depreciation ................     (3,385,752)           (2,328,008)        (5,713,760)
    Repurchase agreement, at value .........     22,170,000               584,000         22,754,000
                                               ------------          ------------       ------------
      Total investments, at value ..........   $210,531,322          $112,380,469       $322,911,791
  Cash .....................................         41,303                42,470             83,773
  Receivable for daily variation margin
    on open futures
    contracts ..............................           --                 101,563            101,563
  Net receivable for forward foreign
    currency exchange contracts to
    purchase ...............................           --                  46,217             46,217
  Net receivable for forward foreign
    currency exchange contracts to sell ....           --                  72,318             72,318
  Receivable for Fund shares sold ..........      1,103,825                19,343          1,123,168
  Receivable for investments sold ..........      3,306,556                  --            3,306,556
  Interest receivable ......................      2,609,939             1,480,509          4,090,448
  Other assets .............................          2,282                 1,850              4,132
                                               ------------          ------------       ------------
      Total assets .........................   $217,595,227          $114,144,739       $331,739,966
                                               ------------          ------------       ------------
LIABILITIES:
  Distributions payable ....................   $    228,193          $       --         $    228,193
  Payable for Fund shares reacquired .......        829,292               122,501            951,793
  Payable for investments purchased ........     11,284,094             2,822,000         14,106,094
  Net payable for forward foreign
    currency exchange contracts closed or
    subject to master netting agreements ...           --                   4,688              4,688
  Payable for daily variation margin on
    open futures contracts .................         28,000                  --               28,000
  Written options outstanding, at value
    (premiums received, $0, $78,470, and
    $78,470), respectively .................           --                  54,334             54,334
  Payable to affiliates --
    Management fee .........................          6,737                 5,006             11,743
    Shareholder servicing agent fee ........          1,684                   912              2,596
    Distribution and service fee ...........         11,850                 5,260             17,110
    Administrative fee .....................            253                   137                390
  Accrued expenses and other liabilities ...        142,707               174,575            317,282
                                               ------------          ------------       ------------
      Total liabilities ....................   $ 12,532,810          $  3,189,413       $ 15,722,223
                                               ------------          ------------       ------------
NET ASSETS .................................   $205,062,417          $110,955,326       $316,017,743
                                               ============          ============       ============
NET ASSETS CONSIST OF:
  Paid-in capital ..........................   $220,292,497          $122,831,881       $343,124,378
  Unrealized depreciation on investments
    and translation of assets and
    liabilities in foreign currencies ......     (3,374,224)           (2,192,539)        (5,566,763)
  Accumulated net realized loss on
    investments and
    foreign currency transactions ..........    (11,648,829)           (9,673,240)       (21,322,069)
  Accumulated distributions in excess of
    net investment income ..................       (207,027)              (10,776)          (217,803)
                                               ------------          ------------       ------------
      Total ................................   $205,062,417          $110,955,326       $316,017,743
                                               ------------          ------------       ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A ..................................     18,521,966             5,961,104         25,456,084
  Class B ..................................      7,958,531             8,120,995         17,464,095
  Class C ..................................      3,645,129                  --            3,645,129
  Class I ..................................        244,719                 1,673            246,675
                                               ------------          ------------       ------------
      Total shares of beneficial interest
        outstanding ........................     30,370,345            14,083,772         46,811,983
                                               ============          ============       ============
NET ASSETS:
  Class A ..................................   $125,188,899          $ 46,874,639       $172,063,538
  Class B ..................................     53,601,625            64,067,502        117,669,127
  Class C ..................................     24,621,846                  --           24,621,846
  Class I ..................................      1,650,047                13,185          1,663,232
                                               ------------          ------------       ------------
      Total net assets .....................   $205,062,417          $110,955,326       $316,017,743
                                               ============          ============       ============

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
OCTOBER 31, 1999
                                                LIMITED           INTERMEDIATE          PRO FORMA
                                             MATURITY FUND        INCOME FUND           COMBINED
                                           -----------------  --------------------  ----------------
CLASS A SHARES:
  Net asset value per share
    (net assets / shares of beneficial
    interest outstanding) .................      $6.76               $7.86                $6.76
                                                 =====               =====                =====
  Offering price per share
    (100 / 97.5 of net asset value per
    share) ................................      $6.93               $--                  $6.93
                                                 =====               =====                =====
  Offering price per share
    (100 / 95.25 of net asset value per
    share) ................................      $--                 $8.25                $--
                                                 =====               =====                =====
CLASS B SHARES:
  Net asset value and offering price per
    share
    (net assets / shares of beneficial
    interest outstanding) .................      $6.74               $7.89                $6.74
                                                 =====               =====                =====
CLASS C SHARES:
  Net asset value and offering price per
    share
    (net assets / shares of beneficial
    interest outstanding) .................      $6.75               $--                  $6.75
                                                 =====               =====                =====
CLASS I SHARES:
  Net asset value, offering price and
    redemption price per share
    (net assets / shares of beneficial
    interest outstanding) .................      $6.74               $7.88                $6.74
                                                 =====               =====                =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on certain redemptions of Class A, Class B and Class C shares.

NOTES:
The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the Intermediate Income Fund by the Limited Maturity Fund as though such acquisition had become effective October 31, 1999, and reflects the accounts of both entities as at the date.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the Reorganization nor any anticipated expense to be incurred in connection with the Reorganization.

The Pro Forma combined shares of each class' shares of beneficial interest outstanding represent those shares that would have been outstanding on October 31, 1999, had the acquisition taken place on such date. In exchange for the net assets of the Intermediate Income Fund each class of shares of the Limited Maturity Fund would have been issued based upon the per-share net asset value as follows:

                                                       CLASS A            CLASS B           CLASS I
                                                       -------            -------           -------
  Net assets - MFS Intermediate Income Fund .        $46,874,639        $64,067,502        $13,185
  Shares - MFS Limited Maturity Fund ........          6,934,118          9,505,564          1,956
  Net asset value - MFS Limited Maturity Fund        $      6.76        $      6.74        $  6.74

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1999

                                                 LIMITED               INTERMEDIATE            PRO FORMA                PRO FORMA
                                              MATURITY FUND            INCOME FUND            ADJUSTMENTS               COMBINED
                                              -------------            -----------            -----------               --------
NET INVESTMENT INCOME:
      Interest income ..................       $13,554,602             $ 8,380,510                 --                  $ 21,935,112
                                                                       -----------            ---------                ------------
  Expenses --
    Management fee .....................       $   802,850             $   868,096            $(374,849)(A)            $  1,296,097
    Trustees' compensation .............            19,069                  34,889              (31,758)(B)                  22,200
    Shareholder servicing agent
      fee ..............................           210,906                 130,027                 --                       340,933
    Distribution and service fee
      (Class A) ........................           185,883                 113,675              (45,470)(C)                 254,088
    Distribution and service fee
      (Class B) ........................           477,894                 778,128                 --                     1,256,022
    Distribution and service fee
      (Class C) ........................           236,632                       0                 --                       236,632
    Administrative fee .................            25,528                  15,189                 --                        40,717
    Custodian fee ......................            90,653                  58,541              (41,124)(B)                 108,070
    Printing ...........................            33,338                  37,519              (30,857)(B)                  40,000
    Postage ............................            29,172                  27,920              (27,092)(B)                  30,000
    Auditing fees ......................            30,540                  42,526              (43,066)(B)                  30,000
    Legal fees .........................             5,890                   4,695               (6,085)(B)                   4,500
    Miscellaneous ......................           191,033                 106,321               (8,454)(D)                 288,900
                                               -----------             -----------            ---------                ------------
      Total expenses ...................       $ 2,339,388             $ 2,217,526            $(608,755)               $  3,948,159
    Fees paid indirectly ...............           (35,575)                (17,900)                --                       (53,475)
    Reduction of expenses by
      investment adviser and
      distributor ......................              --                  (303,557)           303,557 (E)                      --
                                               -----------             -----------            ---------                ------------
      Net expenses .....................       $ 2,303,813             $ 1,896,069            $(305,198)               $  3,894,684
                                               -----------             -----------            ---------                ------------
        Net investment income ..........       $11,250,789             $ 6,484,441            $ 305,198                $ 18,040,428
                                               -----------             -----------            ---------                ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified
    cost basis) --
    Investment transactions ............       $(3,912,845)            $(1,551,659)                --                  $ (5,464,504)
    Written option transactions ........              --                   202,791                 --                       202,791
    Foreign currency transactions ......              --                  (702,861)                --                      (702,861)
    Futures contracts ..................            43,029                (404,367)                --                      (361,338)
                                               -----------             -----------            ---------                ------------
      Net realized loss on
        investments ....................       $(3,869,816)            $(2,456,096)           $    --                  $ (6,325,912)
                                               -----------             -----------            ---------                ------------
  Change in unrealized appreciation
    (depreciation) --
    Investments ........................       $(1,751,017)            $(4,620,915)                --                  $ (6,371,932)
    Written options ....................              --                    24,136                 --                        24,136
    Futures contracts ..................            11,528                   1,229                 --                        12,757
    Translation of assets and
      liabilities in foreign
      currencies .......................              --                   (20,345)                --                       (20,345)
                                               -----------             -----------            ---------                ------------
      Net unrealized loss on
        investments ....................       $(1,739,489)            $(4,615,895)           $    --                  $ (6,355,384)
                                               -----------             -----------            ---------                ------------
        Net realized and unrealized
          loss on investments ..........       $(5,609,305)            $(7,071,991)           $    --                  $(12,681,296)
                                               -----------             -----------            ---------                ------------
          Increase in net assets
            from operations ............       $ 5,641,484             $  (587,550)           $ 305,198                $  5,359,132
                                               ===========             ===========            =========                ============

FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1999

PRO FORMA ADJUSTMENTS:

(A) The investment advisory fee is 0.40% of the Fund's average daily net assets for the Limited Maturity Fund. The investment advisory fee is 0.32% of the Fund's average daily net assets and 5.65% of investment income for the Intermediate Income Fund. MFS has agreed to reduce its management fee to the lesser of 0.55% of the Fund's average daily net assets of the Intermediate Income Fund or the amount calculated in accordance with the prior sentence. The Intermediate Income Fund assets would have been charged at the rate applicable to the Limited Maturity Fund.
(B) Expenditure reduced as the result of the elimination of duplicative functions.
(C) The Class A service fees are 0.15% and 0.25% of average net assets for the Limited Maturity Fund and the Intermediate Income Fund, respectively. MFS has voluntarily agreed to waive its right to receive the 0.25% per annum Class A service fee on the Intermediate Income Fund. The Intermediate Income Fund assets would have been charged at the rate applicable to the Limited Maturity Fund.
(D) Expenditure reduced as the result of the elimination of duplicative functions. Reflects legal and accounting reorganization related costs.
(E) Reduction of expense was the result of a waiver of management fee and Class A service fee on the Intermediate Income Fund. Waiver no longer in effect after merger.

NOTES:

The Pro Forma Combined Statement of Operations reflects the proposed acquisition of the assets of the Intermediate Income Fund by the Limited Maturity Fund as though such acquisition had become effective October 31, 1999, and reflects the accounts of both entities for the twelve months ended October 31, 1999.